TEMPLETON INCOME FUND                        PROSPECTUS -- JANUARY 1, 1996

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INVESTMENT     Templeton Income Fund (the "Fund") seeks current income with
OBJECTIVE      capital appreciation and growth of income through a flexible
AND POLICIES   policy of investing primarily in debt securities of companies, governments and government agencies of various nations
               throughout the world, as well as preferred stock, common stocks which pay dividends, and income-producing securities
               convertible into common stock of such companies. The Fund may borrow money for investment purposes, which will exaggerate any increase or decrease in the market value of the Fund's
               portfolio and subject the money borrowed to interest and other costs. The Fund is a series of Templeton Income Trust.
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PURCHASE OF    Please complete and return the Shareholder Application. If you
SHARES         need assistance in completing this form, please call our
               Shareholder Services Department. The Fund offers two classes to its investors: Templeton Income Fund--Class I ("Class I") and
               Templeton Income Fund--Class II ("Class II"). Investors can
               choose between Class I Shares, which generally bear a higher front-end sales charge and lower ongoing Rule 12b-1
               distribution fees ("Rule 12b-1 fees"), and Class II Shares, which generally have a lower front-end sales charge and higher ongoing Rule 12b-1 fees. Investors should consider the
               differences between the two classes, including the impact of sales charges and distribution fees, in choosing the more
               suitable class given their anticipated investment amount and time horizon. See "How to Buy Shares of the Fund--Differences
               Between Class I and Class II." The minimum initial investment is $100 ($25 minimum for subsequent investments).
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PROSPECTUS     This Prospectus sets forth concisely information about the Fund
INFORMATION    that a prospective investor ought to know before investing.
               Investors are advised to read and retain this Prospectus for future reference. A Statement of Additional Information ("SAI") dated January 1, 1996, has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated in its entirety by reference in and made a part of this Prospectus.
               This SAI is available without charge upon request to Franklin
               Templeton Distributors, Inc., P.O. Box 33030 , St. Petersburg,
               Florida 33733-8030 or by calling the Fund Information
               Department.
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FUND INFORMATION DEPARTMENT -- 1-800/DIAL BEN
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TEMPLETON "STAR" SERVICE (24 hours, seven days a week access to current prices, shareholder account balances/values, last transaction and duplicate account statements) -- 1-800-654-0123
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TABLE OF CONTENTS

                                           Page
                                           ----
EXPENSE TABLE.............................   2
FINANCIAL HIGHLIGHTS......................   3
GENERAL DESCRIPTION.......................   5
Investment Objective and Policies.........   5
INVESTMENT TECHNIQUES.....................   6
Repurchase Agreements.....................   6
Options on Securities, Indices
 and Futures Contracts....................   6
Forward Foreign Currency Contracts
 and Options on Foreign Currencies........   6
Futures Contracts.........................   7
When-issued Securities....................   7
Borrowing.................................   7
Loans of Portfolio Securities.............   7
Depositary Receipts.......................   8
Collateralized Mortgage Obligations
 ("CMOs").................................   8
U.S. Government Securities................   8
Commercial Paper..........................   8
RISK FACTORS..............................   8
HOW TO BUY SHARES OF THE FUND.............  10
Differences Between Class I and Class II..  11
Deciding Which Class to Purchase..........  11
Offering Price--Class I...................  12
Offering Price--Class II..................  14
Net Asset Value Purchases (Both Classes)..  14
Description of Special Net Asset
 Value Purchases..........................  15
Additional Dealer Compensation
 (Both Classes)...........................  16
Purchasing Class I and Class II Shares....  16
Automatic Investment Plan.................  17
Institutional Accounts....................  17
Account Statements........................  17
Templeton STAR Service....................  17
Retirement Plans..........................  18
Net Asset Value...........................  18
EXCHANGE PRIVILEGE........................  18
Exchanges of Class I Shares...............  19
Exchanges of Class II Shares..............  19
Transfers.................................  20
Conversion Rights.........................  20
Exchanges by Timing Accounts..............  20
HOW TO SELL SHARES OF THE FUND............  21
Reinstatement Privilege...................  23
Systematic Withdrawal Plan................  23
Redemptions by Telephone..................  24
Contingent Deferred Sales Charge..........  24
TELEPHONE TRANSACTIONS....................  25
Verification Procedures...................  25
Restricted Accounts.......................  25
General...................................  25
MANAGEMENT OF THE FUND....................  26
Investment Manager........................  26
Business Manager..........................  27
Transfer Agent............................  27
Custodian.................................  27
Plans of Distribution.....................  27
Expenses..................................  28
Brokerage Commissions.....................  28
GENERAL INFORMATION.......................  28
Description of Shares/Share Certificates..  28
Voting Rights.............................  29
Meetings of Shareholders..................  29
Dividends and Distributions...............  29
Federal Tax Information...................  29
Inquiries.................................  30
Performance Information...................  30
Statements and Reports....................  30
WITHHOLDING INFORMATION...................  31
CORPORATE RESOLUTION......................  32
AUTHORIZATION AGREEMENT...................  33
THE FRANKLIN TEMPLETON GROUP..............  34

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SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR
ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF CAPITAL.
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                 EXPENSE TABLE

  The purpose of this table is to assist an investor in understanding the various costs and expenses that a Shareholder will bear directly or indirectly in connection with an investment in the Fund. The figures are estimates of the Fund's expenses for the current fiscal year, restated to reflect current sales charges and Rule 12b-1 fees for each class.

                                                             CLASS I   CLASS II
                                                             -------   --------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases (as a percentage
 of Offering Price)........................................   4.25%     1.00%/1/
Deferred Sales Charge......................................    None/2/  1.00%/3/
Exchange Fee (per transaction).............................   $5.00/4/  $5.00/4/
ANNUAL FUND OPERATING EXPENSES (as a percentage of average
 net assets)
Management Fees............................................   0.50%     0.50%
Rule 12b-1 Fees/5/.........................................   0.23%     0.65%
Other Expenses (audit, legal, business management, transfer
 agent and custodian)......................................   0.45%     0.45%
Total Fund Operating Expenses..............................   1.18%     1.60%/1/

-------
/1/ Although Class II has a lower front-end sales charge than Class I, over time the higher Rule 12b-1 fees for Class II may cause Shareholders to pay more for Class II Shares than for Class I Shares. Given the maximum front-end sales charge and the rate of Rule 12b-1 fees for each class, it is estimated that this would take less than six years for Shareholders who maintain total Shares valued at less than $50,000 in the Franklin Templeton Funds. Shareholders with larger investments in the Franklin Templeton Funds will reach the cross-over point more quickly. (See "How to Buy Shares of the Fund.")
/2/ Class I investments of $1 million or more are not subject to a front-end sales charge; however, a contingent deferred sales charge of 1%, is generally imposed on certain redemptions within a "contingency period" of 12 months of the calendar month of such investments. See "How to Sell Shares of the Fund--Contingent Deferred Sales Charge."
/3/ Class II Shares redeemed within a "contingency period" of 18 months of the calendar month of such investments are subject to a 1% contingent deferred sales charge. See "How to Sell Shares of the Fund--Contingent Deferred Sales Charge."
/4/ $5.00 fee imposed only on Timing Accounts as described under "Exchange
    Privilege." All other exchanges are processed without a fee.
/5/ Annual Rule 12b-1 fees may not exceed 0.25% of the Fund's average net assets attributable to Class I Shares and .65% of the Fund's average net assets attributable to Class II Shares. Consistent with the National Association of Securities Dealers, Inc.'s rules, it is possible that the combination of front-end sales charges and Rule 12b-1 fees could cause long-term Shareholders to pay more than the economic equivalent of the maximum front-end sales charges permitted under those same rules.

  Investors should be aware that the above table is not intended to reflect in precise detail the fees and expenses associated with an individual's own investment in the Fund. Rather, the table has been provided only to assist investors in gaining a more complete understanding of fees, charges and expenses. The information in this table does not reflect the charge of up to $15 per transaction if a Shareholder requests that redemption proceeds be sent by express mail or wired to a commercial account. For a more detailed discussion of these matters, investors should refer to the appropriate sections of this Prospectus.

EXAMPLE

  As required by SEC regulations, the following example illustrates the expenses, including the maximum front-end sales charge and applicable contingent deferred sales charge, that apply to a $1,000 investment in the Fund over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period.

                                                1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                ------ ------- ------- --------
  Class I:.....................................  $54     $78    $105     $180
  Class II:....................................  $36     $60    $ 96     $198
  You would pay the following expenses on the
   same investment in Class II Shares, assuming
   no redemption...............................  $26     $60    $ 96     $198

  For the purpose of this example, it is assumed that a contingent deferred sales charge will not apply to Class I Shares.

  THIS EXAMPLE IS BASED ON THE ESTIMATED ANNUAL OPERATING EXPENSES, INCLUDING FEES SET BY CONTRACT, SHOWN ABOVE AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, WHICH MAY BE MORE OR LESS THAN THOSE SHOWN. The operating expenses are borne by the Fund and only indirectly by Shareholders as a result of their investment in the Fund. In addition, federal securities regulations require the example to assume an annual rate of return of 5%, but the Fund's actual return may be more or less than 5%.

                             FINANCIAL HIGHLIGHTS

  The following tables of selected financial information have been audited by McGladrey & Pullen, LLP, independent certified public accountants, for the periods indicated in their report, which is incorporated by reference and which appears in the Fund's 1995 Annual Report to Shareholders. This statement should be read in conjunction with the other financial statements and notes thereto included in the Fund's 1995 Annual Report to Shareholders, which contains further information about the Fund's performance, and which is available to Shareholders upon request and without charge.

                                                                 CLASS I
                          ----------------------------------------------------------------------------------------------
                                                                                                            PERIOD FROM
                                                                                                           SEPTEMBER 24,
  PER SHARE OPERATING                              YEAR ENDED AUGUST 31,                                      1986**
      PERFORMANCE         -------------------------------------------------------------------------------  TO AUGUST 31,
(for a Share outstanding    1995     1994++      1993      1992      1991      1990      1989      1988        1987
 throughout the period)   --------  --------   --------  --------  --------  --------  --------  --------  -------------
Net asset value,
 beginning of year......  $   9.05  $   9.96   $  10.55  $   9.81  $   9.95  $  10.18  $   9.89  $  10.53      $10.00
                          --------  --------   --------  --------  --------  --------  --------  --------    --------
Income from investment
 operations
Net investment income...      0.73      0.72       0.82      0.83      0.91      0.94      0.88      0.74        0.61
Net realized and
 unrealized gain (loss).      0.17     (0.91)     (0.35)     0.75     (0.11)    (0.18)     0.26     (0.51)       0.55
                          --------  --------   --------  --------  --------  --------  --------  --------    --------
Total from investment
 operations.............      0.90     (0.19)      0.47      1.58      0.80      0.78      1.14      0.23        1.16
                          --------  --------   --------  --------  --------  --------  --------  --------    --------
Less distributions
Dividends from net
 investment income......     (0.54)    (0.53)     (0.76)    (0.84)    (0.91)    (0.96)    (0.82)    (0.75)      (0.59)
Distributions from net
 realized gains.........       --      (0.07)     (0.30)    (0.00)    (0.03)    (0.03)    (0.03)    (0.12)      (0.04)
Tax basis return of
 capital................     (0.09)    (0.12)       --        --        --        --        --        --          --
                          --------  --------   --------  --------  --------  --------  --------  --------    --------
Total distributions.....     (0.63)    (0.72)     (1.06)    (0.84)    (0.94)    (0.99)    (0.85)    (0.87)      (0.63)
                          --------  --------   --------  --------  --------  --------  --------  --------    --------
Change in net asset
 value for the year.....      0.27     (0.91)     (0.59)     0.74     (0.14)    (0.23)     0.29     (0.64)       0.53
                          --------  --------   --------  --------  --------  --------  --------  --------    --------
Net asset value, end of
 year...................  $   9.32  $   9.05   $   9.96  $  10.55  $   9.81  $   9.95  $  10.18  $   9.89    $  10.53
                          --------  --------   --------  --------  --------  --------  --------  --------    --------
TOTAL RETURN+...........     10.43%    (2.01)%     5.00%    16.75%     8.43%     8.08%    11.92%     2.25%      11.86%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
 (000)..................  $191,301  $205,482   $206,667  $179,799  $127,888  $112,492  $117,655  $127,519    $123,203
Ratio to average net
 assets of:
 Expenses...............      1.18%     1.18%      1.01%     0.98%     1.05%     1.04%     1.10%     1.10%       1.00%*
 Net investment income..      7.99%     7.50%      8.45%     8.14%     9.23%     9.50%     8.63%     7.12%       6.68%*
Portfolio turnover rate.    101.12%   139.23%    288.93%   233.93%   408.39%    86.09%    88.50%   158.15%     104.81%

-------
 +Does not reflect sales charges.
++Based on weighted average shares outstanding.
 *Annualized.
**Commencement of Operations.

                                                                  CLASS II
                                                            --------------------
                                                               FOR THE PERIOD
                                                            MAY 1, 1995+ THROUGH
PER SHARE OPERATING PERFORMANCE                               AUGUST 31, 1995
(for a Share outstanding throughout the period)             --------------------
Net asset value, beginning of period.......................        $ 9.05
Income from investment operations
Net investment income......................................          0.21
Net realized and unrealized gain (loss)....................          0.24
                                                                   ------
Total from investment operations...........................          0.45
                                                                   ------
Less distributions
Dividends from net investment income.......................         (0.15)
Tax basis return of capital................................         (0.04)
                                                                   ------
Total distributions........................................         (0.19)
                                                                   ------
Change in net asset value for the period...................          0.26
                                                                   ------
Net asset value, end of period.............................        $ 9.31
                                                                   ------
TOTAL RETURN*..............................................          5.03%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)............................        $2,043
Ratio to average net assets of:
 Expenses..................................................          1.57%**
 Net investment income.....................................          7.47%**

--------
 *Total return does not reflect sales commissions. Not annualized.
**Annualized.
 +Commencement of offering of sales.

                              GENERAL DESCRIPTION

  Templeton Income Fund (the "Fund") is a series of Templeton Income Trust (the "Trust"). The Trust was organized as a Massachusetts business trust on June 16, 1986, and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company with two series of
Shares: Templeton Income Fund, a non-diversified fund, and Templeton Money Fund. A prospectus for Templeton Money Fund is available upon request and without charge from the Principal Underwriter. The Fund has two classes of Common Shares of beneficial interest with a par value of $0.01 per Share:
Templeton Income Fund--Class I and Templeton Income Fund--Class II. All Fund Shares outstanding before May 1, 1995 have been redesignated as Class I Shares, and will retain their previous rights and privileges, except for legally required modifications to Shareholder voting procedures, as discussed in "General Information--Voting Rights."

  Shares of the Fund may be purchased (minimum investment of $100 initially and $25 thereafter) at the current public Offering Price. The current public Offering Price of the Class I Shares is equal to the net asset value per Share (see "How to Buy Shares of the Fund--Net Asset Value"), plus a variable sales charge not exceeding 4.25% of the Offering Price depending upon the amount invested. The current public Offering Price of the Class II Shares is equal to the net asset value per Share, plus a sales charge of 1% of the amount invested. (See "How to Buy Shares of the Fund.")

  INVESTMENT OBJECTIVE AND POLICIES. The investment objective of the Fund is current income with capital appreciation and growth of income. The Fund seeks to achieve its objective through a flexible policy of investing primarily in debt securities of companies, governments and government agencies of various nations throughout the world, as well as preferred stock, common stocks which pay dividends, income-producing securities which are convertible into common stock of such companies and sponsored and unsponsored American Depositary Receipts ("ADR's"), European Depositary Receipts ("EDR's"), and Global Depositary Receipts ("GDR's") (collectively, "Depositary Receipts"). The Fund's investments in common stocks will emphasize companies, in various countries and industries, which pay dividends and may offer prospects for further growth in dividend payments and capital appreciation. There can be no assurance that the Fund's investment objective will be achieved.

  The Fund may invest in any debt security (which may include structured investments, as described in the SAI under "Investment Objectives and Policies--Structured Investments"), including securities rated in any category by Standard & Poor's Corporation ("S&P") or Moody's Investors Service, Inc. ("Moody's") and securities which are unrated by any rating agency. As an operating policy, the Fund will not invest more than 5% of its total assets in debt securities rated lower than BBB by S&P or Baa by Moody's. The average maturity of the debt securities in the Fund's portfolio will fluctuate depending upon the Investment Manager's judgment as to future interest rate changes. In addition, when the Investment Manager determines that a temporary defensive strategy is warranted, the Fund may invest without limit in U.S. Government securities maturing in 13 months or less, commercial paper, bank time deposits with less than seven days remaining to maturity and bankers' acceptances. See "Investment Objectives and Policies--Debt Securities" in the SAI for descriptions of debt securities rated BBB by S&P and Baa by Moody's.

  The Fund may buy and sell financial futures contracts, stock and bond index futures contracts and foreign currency forward and futures contracts. The Fund also may write and buy put and call options on securities, indices, foreign currencies and futures contracts. In addition, the Fund may invest in "when-issued" securities and collateralized mortgage obligations, lend its portfolio securities and borrow money for investment purposes (i.e., "leverage" its portfolio). The Fund may also invest in repurchase agreements. These investment techniques are described below and under the heading "Investment Objective and Policies" in the SAI.

  Although the Fund may invest up to 25% of its assets in a single industry, there is no present intention of doing so. Under a non-fundamental policy approved by the Board of Trustees, the Investment Manager will select securities for purchase by the Fund from many industries that it believes to be productive and beneficial.

  The Fund may invest up to 5% of its total assets in securities that may not be resold without registration under applicable law ("restricted securities"). There may be a lapse of time between the Fund's decision to sell any restricted security and the registration of the security. During this period, the price of the security will be subject to market fluctuations. The Fund may invest up to 10% of its total assets in restricted securities and other securities which are not restricted but which are not readily marketable (i.e., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers).

  The Fund does not intend to emphasize short-term trading profits and usually expects to have a portfolio turnover rate not exceeding 200%.

                             INVESTMENT TECHNIQUES

  The Fund is authorized to use the various investment techniques described below. Although these strategies are regularly used by some investment companies and other institutional investors in various markets, some of these strategies cannot at the present time be used to a significant extent by the Fund in some of the markets in which the Fund will invest and may not be available for extensive use in the future.

  REPURCHASE AGREEMENTS. When the Fund acquires a security from a U.S. bank or a registered broker-dealer, it may simultaneously enter into a repurchase agreement, wherein the seller agrees to repurchase the security at a specified time and price. The repurchase price is in excess of the purchase price by an amount which reflects an agreed-upon rate of return, which is not tied to the coupon rate of the underlying security. Under the 1940 Act, repurchase agreements are considered to be loans collateralized by the underlying security and therefore will be fully collateralized. However, if the seller should default on its obligation to repurchase the underlying security, the Fund may experience delay or difficulty in exercising its rights to realize upon the security and might incur a loss if the value of the security declines, as well as incur disposition costs in liquidating the security.

  OPTIONS ON SECURITIES, INDICES AND FUTURES CONTRACTS. The Fund may write (i.e., sell) covered put and call options and purchase put and call options on securities, securities indices or futures contracts that are traded on United States and foreign exchanges or in the over-the-counter markets. An option on a security or futures contract is a contract that permits the purchaser of the option, in return for the premium paid, the right to buy a specified security or futures contract (in the case of a call option) or to sell a specified security or futures contract (in the case of a put option) from or to the writer of the option at a designated price during the term of the option. An option on a securities index permits the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option. The Fund may write a call or put option only if the option is "covered." This means that so long as the Fund is obligated as the writer of a call option, it will own the underlying securities or futures contracts subject to the call, or hold a call at the same or lower exercise price, for the same exercise period, and on the same securities or futures contracts as the written call. A put is covered if the Fund maintains liquid assets with a value equal to the exercise price in a segregated account, or holds a put on the same underlying securities or futures contracts at an equal or greater exercise price.

  FORWARD FOREIGN CURRENCY CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES. The Fund will normally conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. The Fund will generally not enter into a forward contract with a term of greater than one year. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers.

  The Fund will generally enter into forward contracts only under two circumstances. First, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security in relation to another currency by entering into a forward contract to buy the amount of foreign currency needed to settle the transaction. Second, when the Investment Manager believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, it may enter into a forward contract to sell or buy the former foreign currency (or another currency which acts as a proxy for that currency) approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. This second investment practice is generally referred to as "cross-hedging." The Fund's forward transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are then denominated. The Fund has no specific limitation on the percentage of assets it may commit to forward contracts, subject to its stated investment objective and policies, except that the Fund will not enter a forward contract if the amount of assets set aside to cover forward contracts would impede portfolio management or the Fund's ability to meet redemption requests. Although forward contracts will be used primarily to protect the Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted.

  The Fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign currency denominated portfolio securities and against increases in the U.S. dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Fund are traded on U.S. and foreign exchanges or over-the-counter.

  FUTURES CONTRACTS. For hedging purposes only, the Fund may buy and sell financial futures contracts, stock and bond index futures contracts and foreign currency futures contracts. A financial futures contract is an agreement between two parties to buy or sell a specified debt security at a set price on a future date. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A futures contract on a foreign currency is an agreement to buy or sell a specified amount of a currency for a set price on a future date.

  When the Fund enters into a futures contract, it must make an initial deposit, known as "initial margin," as a partial guarantee of its performance under the contract. As the value of the security, index or currency fluctuates, either party to the contract is required to make additional margin payments, known as "variation margin," to cover any additional obligation it may have under the contract. In addition, when the Fund enters into a futures contract, it will segregate assets or "cover" its position in accordance with the 1940 Act. See "Investment Objectives and Policies -- Futures Contracts" in the SAI. The Fund may not commit more than 5% of its total assets to initial margin deposits on futures contracts.

  WHEN-ISSUED SECURITIES. New issues of certain debt securities are often offered on a when-issued basis, that is, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the date of the commitment to purchase. The value of when-issued securities may vary prior to and after delivery depending on market conditions and changes in interest rate levels. However, the Fund will not accrue any income on these securities prior to delivery. The Fund will maintain in a segregated account with its Custodian an amount of cash or high quality debt securities equal (on a daily marked-to-market basis) to the amount of its commitment to purchase the when-issued securities.

  BORROWING. The Board of Trustees has adopted a policy of limiting the Fund's borrowing to 5% of the value of its net assets to increase its holdings of portfolio securities. Under the 1940 Act, the Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if disadvantageous from an investment standpoint. Leveraging by means of borrowing will exaggerate the effect of any increase or decrease in the value of portfolio securities on the Fund's net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

  LOANS OF PORTFOLIO SECURITIES. The Fund may lend to broker-dealers portfolio securities with an aggregate market value of up to one-third of its total assets. Such loans must be secured by collateral (consisting of any combination of cash, U.S. Government securities or irrevocable letters of credit) in an amount at least equal (on a daily marked-to-market basis) to the current market value of the securities loaned. The Fund may terminate the loans at any time and obtain the return of the securities. The Fund will continue to receive any interest or dividends paid on the loaned securities and will continue to have voting rights with respect to the securities.

  DEPOSITARY RECEIPTS. ADRs are Depositary Receipts typically used by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary Receipts may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of Depositary Receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts also involve the risks of other investments in foreign securities, as discussed below. For purposes of the Fund's investment policies, the Fund's investments in Depositary Receipts will be deemed to be investments in the underlying securities.

  COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). CMOs are fixed-income securities which are collateralized by pools of mortgage loans created by commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other issuers in the U.S. In effect, CMOs "pass through" the monthly payments made by individual borrowers on their mortgage loans. Timely payment of interest and principal (but not the market value) of these pools is supported by various forms of insurance or guarantees issued by U.S. Government agencies, private issuers and the mortgage poolers. The Fund may buy CMOs without insurance or guarantees if, in the opinion of the Investment Manager, the sponsor is creditworthy. Prepayments of the mortgages included in the mortgage pool may influence the yield of the CMO. In addition, prepayments usually increase when interest rates are decreasing, thereby decreasing the life of the pool. As a result, reinvestment of prepayments may be at a lower rate than that on the original CMO.

  U.S. GOVERNMENT SECURITIES. U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills and bonds, are supported by the full faith and credit of the U.S. Treasury; others, such as those of Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others are supported only by the credit of the instrumentality.

  COMMERCIAL PAPER. Investments in commercial paper are limited to obligations rated Prime-1 by Moody's or A-1 by S&P or, if not rated by Moody's or S&P, issued by companies having an outstanding debt issue currently rated Aaa or Aa by Moody's or AAA or AA by S&P. See the Appendix in the SAI for a description of these ratings.

                                 RISK FACTORS

  Shareholders should understand that all investments involve risk and there can be no guarantee against loss resulting from an investment in the Fund nor can there be any assurance that the Fund's investment objective will be attained. As with any investment in securities, the value of, and income from, an investment in the Fund can decrease as well as increase, depending on a variety of factors which may affect the values and income generated by the Fund's portfolio securities, including general economic conditions and market factors. In addition to the factors which affect the value of individual securities, a Shareholder may anticipate that the value of the Shares of the Fund will fluctuate with movements in the broader equity and bond markets. A decline in the stock market of any country in which the Fund is invested may also be reflected in declines in the price of Shares of the Fund. Changes in the prevailing rates of interest in any of the countries in which the Fund is invested in fixed income securities will likely affect the value of such holdings and thus the value of Fund Shares. Increased rates of interest, which frequently accompany inflation and/or a growing economy, are likely to have a negative effect on the value of Fund Shares. The value of debt securities held by the Fund generally will vary inversely with changes in prevailing interest rates. In addition, changes in currency valuations will affect the price of Shares of the Fund. History reflects both decreases and increases in stock markets and interest rates in individual countries and throughout the world, and in currency valuations, and these may reoccur unpredictably in the future. Additionally, investment decisions made by the Investment Manager will not always be profitable or prove to have been correct. The Fund is not intended as a complete investment program.

  The Fund is a "non-diversified" investment company, which means the Fund is not limited in the proportion of its assets that may be invested in the securities of a single issuer. However, the Fund intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), which generally will relieve the Fund of any liability for Federal income tax to the extent its earnings are distributed to Shareholders. See "Federal Tax Information." To so qualify, among other requirements, the Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Fund's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. The Fund's investments in U.S. Government securities are not subject to these limitations. Because the Fund, as a non-diversified investment company, may invest in a smaller number of individual issuers than a diversified investment company, and may be more susceptible to any single economic, political or regulatory occurrence, an investment in the Fund may present greater risk to an investor than an investment in a diversified company.

  The Fund has the right to purchase securities in any foreign country, developed or developing. Investors should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. There is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes with respect to investments in foreign nations, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), foreign investment controls on daily stock market movements, default in foreign government securities, political or social instability, or diplomatic developments which could affect investments in securities of issuers in foreign nations. Some countries may withhold portions of interest and dividends at the source. In addition, in many countries there is less publicly available information about issuers than is available in reports about companies in the United States. Foreign companies are not generally subject to uniform accounting and auditing and financial reporting standards, and auditing practice and requirements may not be comparable to those applicable to United States companies. The Fund may encounter difficulties or be unable to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts.

  Brokerage commissions, custodial services, and other costs relating to investments in foreign countries are generally more expensive than in the United States. Foreign securities markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

  In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. There is an increased risk, therefore, of uninsured loss due to lost, stolen, or counterfeit stock certificates. In addition, the foreign securities markets of many of the countries in which the Fund may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. The Fund may invest in Eastern European countries, which involves special risks that are described under "Risk Factors" in the SAI.

  Prior governmental approval of foreign investments may be required under certain circumstances in some developing countries, and the extent of foreign investment in domestic companies may be subject to limitation in other developing countries. Foreign ownership limitations also may be imposed by the charters of individual companies in developing countries to prevent, among other concerns, violation of foreign investment limitations.

  Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. The Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for such repatriation.

  Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

  The Fund usually effects currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market. However, some price spread on currency exchange (to cover service charges) will be incurred when the Fund converts assets from one currency to another.

  The Fund is authorized to invest in any debt security, including securities rated in any category by S&P or Moody's and securities which are unrated by any rating agency. As an operating policy, which may be changed by the Board of Trustees without Shareholder approval, the Fund will not invest more than 5% of its total assets in debt securities rated lower than BBB by S&P or Baa by Moody's. The Board may consider a change in this operating policy if, in its judgment, economic conditions change such that a higher level of investment in high-risk, lower quality debt securities would be consistent with the interests of the Fund and its Shareholders. High-risk, lower quality debt securities, commonly referred to as "junk bonds," are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation and may be in default. Unrated debt securities are not necessarily of lower quality than rated securities but they may not be attractive to as many buyers. Regardless of rating levels, all debt securities considered for purchase (whether rated or unrated) will be carefully analyzed by the Investment Manager to insure, to the extent possible, that the planned investment is sound. The Fund may, from time to time, purchase defaulted debt securities if, in the opinion of the Investment Manager, the issuer may resume interest payments in the near future. The Fund will not invest more than 10% of its total assets in defaulted debt securities, which may be illiquid.

  Successful use of futures contracts and related options is subject to special risk considerations. A liquid secondary market for any futures or option contract may not be available when the Fund seeks to close a futures or option position. In addition, there may be an imperfect correlation between movements in the securities or foreign currency on which the futures or option contract is based and movements in the securities or currency in the Fund's portfolio. Successful use of futures or option contracts is further dependent on the Investment Manager's ability to correctly predict movements in the securities or foreign currency markets and no assurance can be given that its judgment will be correct. Successful use of options on securities or indices is subject to similar risk considerations.

  There are further risk considerations, including possible losses through the holding of securities in domestic and foreign custodian banks and depositories, described in the SAI.

                         HOW TO BUY SHARES OF THE FUND

  Shares of the Fund may be purchased at the Offering Price through any broker which has a dealer agreement with Franklin Templeton Distributors, Inc. ("FTD"), the Principal Underwriter for Shares of the Fund, or directly from FTD upon receipt by FTD of a completed Shareholder Application and check payable in U.S. currency. Shares of both classes of the Fund are offered at their respective public Offering Prices, which are determined by adding the net asset value per Share plus a front-end sales charge, next computed (i) after the Shareholder's securities dealer receives the order which is promptly transmitted to the Fund or (ii) after receipt of an order by mail from the Shareholder directly in proper form (which generally means a completed Shareholder Application accompanied by a negotiable check). The minimum initial investment is $100, and subsequent investments must be $25 or more. These minimums may be waived when the Shares are being purchased through retirement plans providing for regular periodic investments, as described below under "Retirement Plans."

  DIFFERENCES BETWEEN CLASS I AND CLASS II. The differences between Class I and Class II Shares lie primarily in their front-end and contingent deferred sales charges and Rule 12b-1 fees as described below.

  Class I. All Fund Shares outstanding before the implementation of the multiclass structure have been redesignated as Class I Shares, and will retain their previous rights and privileges. Voting rights of each class will be the same on matters affecting the Fund as a whole, but each will vote separately on matters affecting its class. Class I Shares are generally subject to a variable sales charge upon purchase and not subject to any sales charge upon redemption. Class I Shares are subject to Rule 12b-1 fees of up to an annual maximum of 0.25% of average daily net assets of such Shares. With this multiclass structure, Class I Shares have higher front-end sales charges than Class II Shares and comparatively lower Rule 12b-1 fees. Class I Shares may be purchased at reduced front-end sales charges, or at net asset value if certain conditions are met. In most circumstances, contingent deferred sales charges will not be assessed against redemptions of Class I Shares. See "Management of the Fund" and "How to Sell Shares of the Fund" for more information.

  Class II. The current public Offering Price of Class II Shares is equal to the net asset value per Share, plus a front-end sales charge of 1% of the amount invested. Class II Shares are also subject to a contingent deferred sales charge of 1% if Shares are redeemed within 18 months of the calendar month of the purchase. In addition, Class II Shares are subject to Rule 12b-1 fees of up to a maximum of 0.65% per annum of average daily net assets of such Shares, 0.50% of which will be retained by FTD during the first year of investment. Class II Shares have lower front-end sales charges than Class I Shares and comparatively higher Rule 12b-1 fees. See "How to Sell Shares of the Fund--Contingent Deferred Sales Charge."

  Purchases of Class II Shares are limited to purchases below $1 million. Any purchases of $1 million or more will automatically be invested in Class I Shares, since that is more beneficial to investors. Such purchases, however, may be subject to a contingent deferred sales charge. Investors may exceed $1 million in Class II Shares by cumulative purchases over a period of time. Investors who intend to make investments exceeding $1 million, however, should consider purchasing Class I Shares through a Letter of Intent instead of purchasing Class II Shares.

  DECIDING WHICH CLASS TO PURCHASE. Investors should carefully evaluate their anticipated investment amount and time horizon prior to determining which class of Shares to purchase. Generally, an investor who expects to invest less than $50,000 in the Franklin Templeton Funds and who expects to make substantial redemptions within approximately six years or less of investment should consider purchasing Class II Shares. However, the higher annual Rule 12b-1 fees on the Class II Shares will result in higher operating expenses, which will accumulate over time to outweigh the difference in front-end sales charges, and will lower dividends for Class II Shares. For this reason, Class I Shares may be more attractive to long-term investors even if no sales charge reductions are available to them.

  Investors who qualify to purchase Class I Shares at reduced sales charges definitely should consider purchasing Class I Shares, especially if they intend to hold their Shares approximately six years or more. Investors who qualify to purchase Class I Shares at reduced sales charges but who intend to hold their Shares less than approximately six years should evaluate whether it is more economical to purchase Class I Shares through a Letter of Intent or under the cumulative quantity discount rather than purchasing

Class II Shares. INVESTORS INVESTING $1 MILLION OR MORE IN A SINGLE PAYMENT AND OTHER INVESTORS WHO QUALIFY TO PURCHASE CLASS I SHARES AT NET ASSET VALUE WILL BE PRECLUDED FROM PURCHASING CLASS II SHARES.

  Each class represents the same interest in the investment portfolio of the Fund and has the same rights, except that each class has a different sales charge, bears the separate expenses of its Rule 12b-1 distribution plan, and has exclusive voting rights with respect to such plan. The two classes also have separate exchange privileges.

  Each class also has a separate schedule for compensating securities dealers for selling Fund Shares. Investors should take all of the factors regarding an investment in each class into account before deciding which class of Shares to purchase.

  OFFERING PRICE--CLASS I. The sales charge for Class I Shares is a variable percentage of the Offering Price depending upon the amount of the sale. The method of calculating net asset value per Share is described under "Net Asset Value".

  The price to the public on purchases of Class I Shares made by a single purchaser, by an individual together with his or her spouse, and their children under age 21 and their grandchildren under age 21, or by a single trust or fiduciary account other than an employee benefit plan holding Shares of the Fund on or before February 1, 1995, is the net asset value per Share plus a sales charge not exceeding 4.25% of the Offering Price (equivalent to 4.44% of the net asset value), which is reduced on larger sales as shown below:

                                       TOTAL SALES CHARGE
                         -----------------------------------------------
                           AS A PERCENTAGE OF      AS A PERCENTAGE OF         PORTION OF TOTAL
AMOUNT OF SALE               OFFERING PRICE         NET ASSET VALUE            OFFERING PRICE
AT OFFERING PRICE        OF THE SHARES PURCHASED OF THE SHARES PURCHASED RETAINED BY DEALERS/1/,/3/
-----------------        ----------------------- ----------------------- --------------------------
Less than $100,000......          4.25%                   4.44%                    4.00%
$100,000 but less than
 $250,000...............          3.50%                   3.63%                    3.25%
$250,000 but less than
 $500,000...............          2.75%                   2.83%                    2.50%
$500,000 but less than
 $1,000,000.............          2.15%                   2.20%                    2.00%
$1,000,000 or more......           none                    none                 (see below)/2/

-------
/1/ Financial/institutions or their affiliated brokers may receive an agency transaction fee in the percentages set forth above.
/2/ The/following commissions will be paid by FTD, from its own resources, to securities dealers who initiate and are responsible for purchases of $1 million or more: 0.75% on sales of $1 million but less than $2 million, plus 0.60% on sales of $2 million but less than $3 million, plus 0.50% on sales of $3 million but less than $50 million, plus 0.25% on sales of $50 million but less than $100 million, plus 0.15% on sales of $100 million or more. Dealer concession breakpoints are reset every 12 months for purposes of additional purchases.
/3/ At the discretion of FTD, all sales charges may at times be reallowed to the securities dealer. If 90% or more of the sales commission is reallowed, such securities dealer may be deemed to be an underwriter as that term is defined in the Securities Act of 1933.

  No front-end sales charge applies to investments of $1 million or more, but a contingent deferred sales charge of 1% is imposed on certain redemptions of all or a portion of investments of $1 million or more within 12 months of the calendar month of such investments ("contingency period"). See "How to Sell Shares of the Fund--Contingent Deferred Sales Charge."

  The size of a transaction which determines the applicable sales charge on the purchase of Class I Shares is determined by adding the amount of the Shareholder's current purchase plus the cost or current value (whichever is higher) of a Shareholder's existing investment in one or more of the funds in the Franklin Group of Funds(R) and the Templeton Family of Funds. Included for these aggregation purposes are (i) the mutual funds in the Franklin Group of Funds(R) except Franklin Valuemark Funds and Franklin

Government Securities Trust (the "Franklin Funds"); (ii) other investment products underwritten by FTD or its affiliates (although certain investments may not have the same schedule of sales charges and/or may not be subject to reduction); and (iii) the U.S.-registered mutual funds in the Templeton Family of Funds except Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, and Templeton Variable Products Series Fund (the "Templeton Funds"). (Franklin Funds and Templeton Funds are collectively referred to as the "Franklin Templeton Funds.") Sales charge reductions based upon aggregate holdings of (i), (ii) and (iii) above ("Franklin Templeton Investments") may be effective only after notification to FTD that the investment qualifies for a discount.

  Other Payments to Securities Dealers. FTD, or one of its affiliates, may make payments, from its own resources, of up to .75% of the amount purchased to securities dealers who initiate and are responsible for purchases made at net asset value by certain non-designated retirement plans (as defined below), and up to 1% of the amount purchased to securities dealers who initiate and are responsible for purchases made at net asset value by certain designated retirement plans (excluding IRA and IRA rollovers) nondesignated plans (as defined below), certain trust companies and trust departments of banks and certain retirement plans of organizations with collective retirement plan assets of $10 million or more. See definitions under "Description of Special Net Asset Value Purchases" below and as set forth in the SAI.

  A sales charge of 4% of the Offering Price (4.17% of the net asset value) is applicable to all purchases of Shares made for any qualified or non-qualified employee benefit plan account which is a Shareholder in the Fund on or before February 1, 1995. Of the 4% sales commission applicable to such purchases, 3.20% of the Offering Price will be retained by dealers.

  Cumulative Quantity Discount. The schedule of reduced sales charges also may be applied to qualifying sales of Class I Shares on a cumulative basis. For this purpose, the dollar amount of the sale is added to the higher of (i) the value (calculated at the applicable Offering Price) or (ii) the purchase price, of Franklin Templeton Investments. The cumulative quantity discount applies to Franklin Templeton Investments owned at the time of purchase by the purchaser, his or her spouse, their children under age 21 and grandchildren under age 21. In addition, the aggregate investments of a trustee or other fiduciary account (for an account under exclusive investment authority) may be considered in determining whether a reduced sales charge is available, even though there may be a number of beneficiaries of the account. For example, if the investor held Class I Shares valued at $90,000 (or, if valued at less than $90,000, had been purchased for $90,000) and purchased an additional $10,000 of the Fund's Class I Shares, the sales charge for the $10,000 purchase would be at the rate of 3.50%. It is FTD's policy to give investors the best sales charge rate possible; however, there can be no assurance that an investor will receive the appropriate discount unless, at the time of placing the purchase order, the investor or the dealer makes a request for the discount and gives FTD sufficient information to determine whether the purchase will qualify for the discount. On telephone orders from dealers for the purchase of Class I Shares to be registered in "street name," FTD will accept the dealer's instructions with respect to the applicable sales charge rate to be applied. The cumulative quantity discount may be amended or terminated at any time.

  Letter of Intent. An investor may be eligible for reduced sales charges on all investments in Class I Shares by means of a Letter of Intent ("LOI") which expresses the investor's intention to invest a certain amount within a 13-month period in Class I Shares of the Fund or any other Franklin Templeton Fund. See the Shareholder Application. Except for certain employee benefit plans, the minimum initial investment under an LOI is 5% of the total LOI amount. Except for Shares purchased by certain employee benefit plans, Shares purchased with the first 5% of such amount will be held in escrow to secure payment of the higher sales charge applicable to the Shares actually purchased if the full amount indicated is not purchased, and such escrowed Shares will be involuntarily redeemed to pay the additional sales charge, if necessary. A purchase not originally made pursuant to an LOI may be included under a subsequent LOI executed within 90 days of the purchase. Any redemptions made by Shareholders, other than by certain employee benefit plans, during the 13-month period will be subtracted from the amount of the purchases for purposes of determining whether the terms of the LOI have been completed. For a further description of the LOI, see "Purchase, Redemption and Pricing of Shares-- Letter of Intent" in the SAI.

  Group Purchases. An individual who is a member of a qualified group may also purchase Class I Shares of the Fund at the reduced sales charge applicable to the group as a whole. The sales charge is based upon the aggregate dollar value of Class I Shares previously purchased and still owned by the group, plus the amount of the current purchase. For example, if members of the group had previously invested and still held $90,000 of Class I Shares and now were investing $10,000, the sales charge would be 3.50%. Information concerning the current sales charge applicable to a group may be obtained by contacting FTD.

  A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Fund Shares at a discount, and
(iii) satisfies uniform criteria which enable FTD to realize economies of scale in its costs of distributing Shares. A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the Fund or FTD and the members, must agree to include sales and other materials related to the Fund in its publications and mailings to members at reduced or no cost to FTD, and must seek to arrange for payroll deduction or other bulk transmission of investments to the Fund.

  If an investor selects a payroll deduction plan, subsequent investments will be automatic and will continue until such time as the investor notifies the Fund and the investor's employer to discontinue further investments. Due to the varying procedures to prepare, process and forward the payroll deduction information to the Fund, there may be a delay between the time of the payroll deduction and the time the money reaches the Fund. The investment in the Fund will be made at the Offering Price per Share determined on the day that both the check and payroll deduction data are received in required form by the Fund.

  OFFERING PRICE--CLASS II. Unlike Class I Shares, the front-end sales charges and dealer concessions for Class II Shares do not vary depending on the amount of purchase. The total sales charges or underwriting commissions and dealer concessions for Class II Shares are set forth below.

                                        TOTAL SALES CHARGE
                          -----------------------------------------------
                            AS A PERCENTAGE OF      AS A PERCENTAGE OF      PORTION OF TOTAL
AMOUNT OF SALE                OFFERING PRICE          NET ASSET VALUE        OFFERING PRICE
AT OFFERING PRICE         OF THE SHARES PURCHASED OF THE SHARES PURCHASED RETAINED BY DEALERS*
-----------------         ----------------------- ----------------------- --------------------
any amount (less than $1
 million)...............           1.00%                   1.01%                 1.00%

-------
* FTD, or one of its affiliates, may make additional payments to securities dealers, from its own resources, of up to 1% of the amount invested. During the first year following a purchase of Class II Shares, FTD will keep a portion of the Rule 12b-1 fees assessed on those Shares to partially recoup fees FTD pays to securities dealers.

  Class II Shares redeemed within 18 months of their purchase will be assessed a contingent deferred sales charge of 1% on the lesser of the then-current net asset value or the net asset value of such Shares at the time of purchase, unless such charge is waived as described under "How To Sell Shares of the Fund--Contingent Deferred Sales Charge."

  NET ASSET VALUE PURCHASES (BOTH CLASSES). Class I Shares may be purchased without the imposition of either a front-end sales charge ("net asset value") or a contingent deferred sales charge by (i) officers, trustees, directors, and full-time employees of the Fund, any of the Franklin Templeton Funds, or Franklin Resources, Inc. and its subsidiaries (the "Franklin Templeton Group"), and their spouses and family members, including any subsequent payments made by such parties after cessation of employment; (ii) companies exchanging Shares with or selling assets pursuant to a merger, acquisition or exchange offer; (iii) insurance company separate accounts for pension plan contracts; (iv) accounts managed by the Franklin Templeton Group; (v) shareholders of Templeton Institutional Funds, Inc. reinvesting redemption proceeds from that fund under an employee benefit plan qualified under Section 401 of the Internal Revenue Code of 1986, as amended (the "Code"), in Shares of the Fund; (vi) certain unit investment trusts and unit holders of such trusts reinvesting their distributions from the trusts in the Fund; (vii) registered securities dealers and their affiliates, for their investment account only; and (viii) registered personnel and employees of securities dealers and their affiliates, and by their spouses and family members, in accordance with the internal policies and procedures of the employing securities dealer.

  For either Class I or Class II, the same class of Shares of the Fund may be purchased at net asset value with the proceeds from (i) a redemption of Shares of the Fund or shares of any other Franklin Templeton Fund, except any of the Franklin Templeton money market funds (unless the redemption proceeds are from Class I shares of a fund with a lower initial sales charge than that charged by the Fund and have been held in that fund for less than six months), or (ii) a dividend or distribution paid by any of the Franklin Templeton Funds, within 365 days after the date of the redemption or dividend or distribution. See "How to Sell Shares of the Fund--Reinstatement Privilege." Class II Shareholders may also invest such distributions at net asset value in a Class I Franklin Templeton Fund.

  Class I Shares may be purchased at net asset value and without the imposition of a contingent deferred sales charge by investors who have, within the past 60 days, redeemed an investment in a mutual fund which is not part of the Franklin Templeton Funds, which was subject to a front-end sales charge or a contingent deferred sales charge and which has investment objectives similar to those of the Fund.

  Class I Shares may be purchased at net asset value and without the imposition of a contingent deferred sales charge by broker-dealers who have entered into a supplemental agreement with FTD, or by registered investment advisers affiliated with such broker-dealers, on behalf of their clients who are participating in a comprehensive fee program (also known as a wrap fee program).

  Class I Shares may be purchased at net asset value and without the imposition of a contingent deferred sales charge by anyone who has taken a distribution from an existing retirement plan already invested in the Franklin Templeton Funds (including former participants of the Franklin Templeton Profit Sharing 401(k) plan), to the extent of such distribution. In order to exercise this privilege, a written order for the purchase of Shares of the Fund must be received by Franklin Templeton Trust Company ("FTTC"), the Fund, or Franklin Templeton Investor Services, Inc. (the "Transfer Agent") within 365 days after the plan distribution.

  Class I Shares may also be purchased at net asset value and without the imposition of a contingent deferred sales charge by any state, county or city, or any instrumentality, department, authority or agency thereof which has determined that the Fund is a legally permissible investment and which is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of any registered management investment company (an "eligible governmental authority"). SUCH INVESTORS SHOULD CONSULT THEIR OWN LEGAL ADVISERS TO DETERMINE WHETHER AND TO WHAT EXTENT THE SHARES OF THE FUND CONSTITUTE LEGAL INVESTMENTS FOR THEM. Municipal investors considering investment of proceeds of bond offerings into the Fund should consult with expert counsel to determine the effect, if any, of various payments made by the Fund or its investment manager or arbitrage rebate calculations. If an investment by an eligible governmental authority at net asset value is made through a securities dealer who has executed a dealer agreement with FTD, FTD or one of its affiliates may make a payment, out of its own resources, to such securities dealer in an amount not to exceed 0.25% of the amount invested. Contact Franklin Templeton Institutional Services for additional information.

  DESCRIPTION OF SPECIAL NET ASSET VALUE PURCHASES. Class I Shares may also be purchased at net asset value and without the imposition of a contingent deferred sales charge by certain designated retirement plans, including profit-sharing, pension, 401(k) and simplified employee pension plans ("designated plans"), subject to minimum requirements with respect to number of employees or amount of purchase, which may be established by FTD. Currently, those criteria require that the employer establishing the plan have 200 or more employees or that the amount invested or to be invested during the subsequent 13-month period in the Fund or in any of the Franklin Templeton Investments totals at least $1 million. Employee benefit plans not designated above or qualified under Section 401 of the Code ("non-designated plans") may be afforded the same privilege if they meet the above requirements as well as the uniform criteria for qualified groups previously described under "Group Purchases," which enable FTD to realize economies of scale in its sales efforts and sales-related expenses.

  Class I Shares may be purchased at net asset value and without the imposition of a contingent deferred sales charge by trust companies and bank trust departments for funds over which they exercise exclusive discretionary investment authority and which are held in a fiduciary, agency, advisory, custodial or similar capacity. Such purchases are subject to minimum requirements with respect to amount of purchase, which may be established by FTD. Currently, those criteria require that the amount invested or to be invested during the subsequent 13-month period in the Fund or any of the Franklin Templeton Investments must total at least $1 million. Orders for such accounts will be accepted by mail accompanied by a check, or by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following such order.

  Class I Shares may be purchased at net asset value and without the imposition of a contingent deferred sales charge by trustees or other fiduciaries purchasing securities for certain retirement plans of organizations with collective retirement plan assets of $10 million or more, without regard to where such assets are currently invested.

  Refer to the SAI for further information regarding net asset value purchases of Class I Shares.

  ADDITIONAL DEALER COMPENSATION (BOTH CLASSES). FTD, or one of its affiliates, from its own resources, may also provide additional compensation to securities dealers in connection with sales of shares of the Franklin Templeton Funds. Compensation may include financial assistance to securities dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns and/or shareholder services and programs regarding one or more of the Franklin Templeton Funds and other dealer-sponsored programs or events. In some instances, this compensation may be made available only to certain securities dealers whose representatives have sold or are expected to sell significant amounts of shares of the Franklin Templeton Funds. Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Securities dealers may not use sales of the Fund's Shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. In addition, FTD or its affiliates may make ongoing payments to brokerage firms, financial institutions (including banks) and others to facilitate the administration and servicing of Shareholder accounts. None of the aforementioned additional compensation is paid for by the Fund or its Shareholders.

  Ongoing payments will be made to qualifying dealers at the annual rate of 0.25% of the average daily net asset value of Class I Shares (annual rate of 0.15% of the average daily net assets of Class I Shares purchased prior to January 1, 1993), and 1% of the average daily net asset value of Class II Shares, registered in the name of that broker-dealer as nominee or held in a Shareholder account that designates that broker-dealer as dealer of record. These payments are made in order to promote selling efforts and to compensate dealers for providing certain services, including processing purchase and redemption transactions, establishing Shareholder accounts and providing certain information and assistance with respect to the Fund. For purchases of Class I Shares on or after February 1, 1995 for which FTD advanced a commission to a securities dealer, the dealer will receive ongoing payments beginning in the thirteenth month after the date of purchase. For all purchases of Class II Shares, the dealer will receive payments representing a service fee (0.25% of average daily net asset value of the Shares) beginning in the first month after the date of the purchase, and will receive additional payments representing compensation for distribution (0.75% of average daily net asset value of the Shares) beginning in the thirteenth month after the date of the purchase, and beginning May 1, 1997 for exchanges from Templeton American Trust, Inc., if the exchanged shares were purchased prior to May 1, 1995.

  PURCHASING CLASS I AND CLASS II SHARES. When placing purchase orders, investors should clearly indicate which class of Shares they intend to purchase. A purchase order that fails to specify a class will automatically be invested in Class I Shares. Purchases of $1 million or more in a single payment will be invested in Class I Shares. There are no conversion features attached to either class of Shares.

  Investors who qualify to purchase Class I Shares at net asset value should purchase Class I rather than Class II Shares. See the section "Net Asset Value Purchases (Both Classes)" and "Description of Special Net Asset Value Purchases" above for a discussion of when Shares may be purchased at net asset value.

  As to telephone orders placed with FTD by dealers, the dealer must receive the investor's order before the close of the New York Stock Exchange ("NYSE") and transmit it to FTD by 5:00 p.m., New York time, for the investor to receive that day's Offering Price. Payment for such orders must be by check in U.S. currency and must be promptly submitted to FTD. Orders mailed to FTD by dealers or individual investors are effected at the net asset value of the Fund's Shares next computed after the purchase order accompanied by payment has been received by FTD. Such payment must be by check in U.S. currency drawn on a commercial bank in the United States and, if over $100,000, may not be deemed to have been received until the proceeds have been collected unless the check is certified or issued by such bank. Any subscription may be rejected by FTD or by the Fund.

  The Fund may impose a $10 charge against a Shareholder account in the event that a check or draft submitted for the purchase of Fund Shares is returned unpaid to the Fund.

  Investors should promptly check the confirmation advice that is mailed after each purchase (or redemption) in order to ensure that it has been accurately recorded in the investor's account.

  AUTOMATIC INVESTMENT PLAN. Investors may accumulate Fund Shares regularly each month by means of automatic debits to their checking accounts ($25 minimum). Forms for this purpose are in the Shareholder Application in this Prospectus. Such a plan is voluntary and may be discontinued by written notice to FTD, which must be received at least 10 days prior to the collection date, or by FTD upon written notice to the investor at least 30 days prior to the collection date.

  INSTITUTIONAL ACCOUNTS. Institutional investors will likely be required to complete an institutional account application. There may be additional methods of opening accounts and purchasing, redeeming or exchanging Shares of the Fund available for institutional accounts. To obtain an institutional account application or additional information regarding institutional accounts, contact Franklin Templeton Institutional Services at 1-800-321-8563.

  ACCOUNT STATEMENTS. Shareholder accounts are opened in accordance with the Shareholder's registration instructions. Transactions in the account, such as additional investments and dividend reinvestments, will be reflected on regular confirmation statements from the Transfer Agent.

  TEMPLETON STAR SERVICE. From a touch-tone phone, Templeton and Franklin shareholders may access an automated system (day or night) which offers the following features:

  By calling the Templeton STAR Service, shareholders may obtain current price and yield information specific to a Templeton Fund, regardless of class; obtain account information; and request duplicate confirmation or year-end statements and money fund checks, if applicable.

  By calling the Franklin TeleFACTS(R) system, Class I shareholders may obtain current price, yield or other performance information specific to a Class I Franklin Fund; process an exchange into an identically registered Class I Franklin account; obtain account information; and request duplicate confirmation or year-end statements, money fund checks, if applicable, and deposit slips.

  Share prices and account information specific to Templeton Class I or II shares and Franklin Class II shares may also be accessed on TeleFACTS by Franklin and Templeton Class I and Class II shareholders.

  The Templeton STAR Service is accessible by calling 1-800-654-0123. The TeleFACTS system is accessible by calling 1-800-247-1753. TEMPLETON CLASS I AND CLASS II SHARE CODES FOR THE FUND, WHICH WILL BE NEEDED TO ACCESS SYSTEM INFORMATION, ARE 406 AND 506, respectively. The system's automated operator will prompt the caller with easy to follow step-by-step instructions from the main menu. Other features may be added in the future.

  RETIREMENT PLANS. Shares of the Fund may be purchased through various retirement plans including the following plans for which FTTC or its affiliate acts as trustee or custodian: IRAs, Simplified Employee Pensions, 403(b) plans, qualified plans for corporations, self-employed individuals and partnerships, and 401(k) plans. A plan document must be adopted in order for a retirement plan to be in existence. For further information about any of the plans, agreements, applications and annual fees, contact FTD. To determine which retirement plan is appropriate, an investor should contact his or her tax adviser.

  NET ASSET VALUE. The net asset value per Share of each class of the Fund is determined as of the scheduled closing time of the NYSE (generally 4:00 p.m., New York time) each day the NYSE is open for trading, by dividing the value of the Fund's securities plus any cash and other assets (including accrued interest and dividends receivable) less all liabilities (including accrued expenses) by the number of Shares outstanding, adjusted to the nearest whole cent. A security listed or traded on a recognized stock exchange or NASDAQ is valued at its last sale price on the principal exchange on which the security is traded. The value of a foreign security is determined in its national currency as of the close of trading on the foreign exchange on which it is traded, or as of the scheduled closing time of the NYSE (generally 4:00 p.m., New York time), if that is earlier, and that value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the mean between the current bid and asked price is used. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE, and will therefore not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at fair value as determined by the management and approved in good faith by the Board of Trustees. All other securities for which over-the-counter market quotations are readily available are valued at the mean between the current bid and asked price. Securities for which market quotations are not readily available and other assets are valued at fair value as determined by the management and approved in good faith by the Board of Trustees.

  Each of the Fund's classes will bear, pro-rata, all of the common expenses of the Fund. The net asset value of all outstanding Shares of each class of the Fund will be computed on a pro-rata basis for each outstanding Share based on the proportionate participation in the Fund represented by the value of Shares of such classes, except that the Class I and Class II Shares will bear the Rule 12b-1 expenses payable under their respective plans. Due to the specific distribution expenses and other costs that will be allocable to each class, the dividends paid to each class of the Fund may vary.

                              EXCHANGE PRIVILEGE

  A Shareholder may exchange Shares for the same class of shares of other Franklin Templeton Funds which are eligible for sale in the Shareholder's state of residence and in conformity with such fund's stated eligibility requirements and investment minimums. Some funds, however, may not offer Class II shares. Class I Shares may be exchanged for Class I shares of any Franklin Templeton Funds. Class II Shares may be exchanged for Class II shares of any Franklin Templeton Funds. No exchanges between different classes of shares will be allowed. A contingent deferred sales charge will not be imposed on exchanges. If the exchanged Shares were subject to a contingent deferred sales charge in the original fund purchased, and Shares are subsequently redeemed within 12 months (Class I Shares) or 18 months (Class II Shares) of the calendar month of the original purchase date, a contingent deferred sales charge will be imposed. The period will be tolled (or stopped) for the period Class I Shares are exchanged into and held in a Franklin Templeton money market fund. See also "How to Sell Shares of the Fund--Contingent Deferred Sales Charge."

  Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. Exchanges of the same class of shares are made on the basis of the net asset values of the class involved, except as set forth below. Exchanges of shares of a class which were originally purchased without a sales charge will be charged a sales charge in accordance with the terms of the prospectus of the fund and the class of shares being purchased, unless the original investment on which no sales charge was paid was transferred in from a fund on which the investor paid a sales charge. Exchanges of shares from the Franklin Templeton money market funds are subject to applicable sales charges on the funds being purchased, unless the Franklin Templeton money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment of dividends or capital gain distributions. Exchanges of Class I Shares of the Fund which were purchased with a lower sales charge to a fund which has a higher sales charge will be charged the difference, unless the shares were held in the original fund for at least six months prior to executing the exchange. All exchanges are permitted only after at least 15 days have elapsed from the date of the purchase of the Shares to be exchanged.

  A Shareholder may exchange Shares by writing to the Transfer Agent (see "How to Sell Shares of the Fund"), by contacting his or her investment dealer or-- if the Shareholder Application indicates that the Shareholder has not declined the option--by telephoning 1-800-632-2301. Telephone exchange instructions must be received by FTD by the scheduled closing time of the NYSE (generally 4:00 p.m., New York time). Telephonic exchanges can involve only Shares in non-certificated form. Shares held in certificate form are not eligible, but may be returned and qualify for these services. All accounts involved in a telephonic exchange must have the same registration and dividend option as the account from which the Shares are being exchanged. The Fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Please refer to "Telephone Transactions--Verification Procedures." Forms for declining the telephone exchange privilege and prospectuses of the other funds in the Franklin Templeton Group may be obtained from FTD. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received. (See "How to Buy Shares of the Fund-- Offering Price.") A gain or loss for tax purposes generally will be realized upon the exchange, depending on the tax basis of the Shares redeemed.

  This exchange privilege is available only in states where shares of the fund being acquired may legally be sold and may be modified, limited or terminated at any time by the Fund upon 60 days' written notice. A Shareholder who wishes to make an exchange should first obtain and review a current prospectus of the fund into which he or she wishes to exchange. Broker-dealers who process exchange orders on behalf of their customers may charge a fee for their services. Such fee may be avoided by making requests for exchange directly to the Transfer Agent.

  If a substantial portion of the Fund's Shareholders should, within a short period, elect to redeem their Shares of the Fund pursuant to the exchange privilege, the Fund might have to liquidate portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this should occur, it is the general policy of the Fund to initially invest this money in short-term, interest-bearing money market instruments, unless it is felt that attractive investment opportunities consistent with the Fund's investment objectives exist immediately. Subsequently, this money will be withdrawn from such short-term money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

  EXCHANGES OF CLASS I SHARES. The contingency period of Class I Shares will be tolled (or stopped) for the period such Shares are exchanged into and held in a Franklin Templeton Class I money market fund. If a Class I account has Shares subject to a contingent deferred sale charge, Class I Shares will be exchanged into the new account on a "first-in, first-out" basis. See also "How to Sell Shares of the Fund--Contingent Deferred Sales Charge."

  EXCHANGES OF CLASS II SHARES. When an account is composed of Class II Shares subject to the contingent deferred sales charge, and Shares that are not, the Shares will be transferred proportionately into the new fund. Shares received from reinvestment of dividends and capital gains are referred to as "free Shares," Shares which were originally subject to a contingent deferred sales charge but to which the contingent deferred sales charge no longer applies are called "matured Shares," and Shares still subject to the contingent deferred sales charge are referred to as "CDSC liable Shares." CDSC liable Shares held for different periods of time are considered different types of CDSC liable Shares. For instance, if a Shareholder has $1,000 in free Shares, $2,000 in matured Shares, and $3,000 in CDSC liable Shares, and the Shareholder exchanges $3,000 into a new fund, $500 will be exchanged from free Shares,

$1,000 from matured Shares, and $1,500 from CDSC liable Shares. Similarly, if CDSC liable Shares have been purchased at different periods, a proportionate amount will be taken from Shares held for each period. If, for example, the Shareholder holds $1,000 in Shares bought three months ago, $1,000 bought six months ago, and $1,000 bought nine months ago, and the Shareholder exchanges $1,500 into a new fund, $500 from each of these Shares will be exchanged into the new fund.

  The only money market fund exchange option available to Class II Shareholders is the Franklin Templeton Money Fund II ("Money Fund II"), a series of the Franklin Templeton Money Fund Trust. No drafts (checks) may be written on Money Fund II accounts, nor may Shareholders purchase shares of Money Fund II directly. Class II Shares exchanged for shares of Money Fund II will continue to age and a contingent deferred sales charge will be assessed if CDSC liable Shares are redeemed. No other money market funds are available for Class II Shareholders for exchange purposes. Class I Shares may be exchanged for shares of any of the money market funds in the Franklin Templeton Funds except Money Fund II. Draft writing privileges and direct purchases are allowed on these money market funds as described in their respective prospectuses.

  To the extent Shares are exchanged proportionately, as opposed to another method, such as "first-in, first-out," or free Shares followed by CDSC liable Shares, the exchanged Shares may, in some instances, be CDSC liable even though a redemption of such Shares, as discussed elsewhere herein, may no longer be subject to a CDSC. The proportional method is believed by management to more closely meet and reflect the expectations of Class II Shareholders in the event Shares are redeemed during the contingency period. For federal income tax purposes, the cost basis of Shares redeemed or exchanged is determined under the Code without regard to the method of transferring Shares chosen by the Fund for purposes of exchanging or redeeming Shares.

  TRANSFERS. Transfers between identically registered accounts in the same fund and class are treated as non-monetary and non-taxable events, and are not subject to a contingent deferred sales charge. The transferred Shares will continue to age from the date of original purchase. Shares of each class will be transferred on the same basis as described above for exchanges.

  CONVERSION RIGHTS. It is not presently anticipated that Class II Shares will be converted to Class I Shares at this time. A Shareholder may, however, sell Class II Shares and use the proceeds to purchase Class I Shares, subject to all applicable sales charges.

  EXCHANGES BY TIMING ACCOUNTS. In the case of market timing or allocation services ("Timing Accounts"), FTD will deduct an administrative service fee of $5.00 per exchange. Timing Accounts generally include accounts administered so as to redeem or purchase Shares based upon certain predetermined market indicators. In accordance with the terms of their respective prospectuses, certain funds in the Franklin Templeton Group do not accept or may place differing limitations than those described below on exchanges by Timing Accounts.

  The Fund reserves the right to temporarily or permanently terminate the exchange privilege or reject any specific purchase order for any Timing Account or any person whose transactions seem to follow a timing pattern who:
(i) makes an exchange request out of the Fund within two weeks of an earlier exchange request out of the Fund, (ii) makes more than two exchanges out of the Fund per calendar quarter, or (iii) exchanges Shares equal in value to at least $5 million, or more than 1% of the Fund's net assets. Accounts under common ownership or control, including accounts administered so as to redeem or purchase Shares based upon certain predetermined market indicators, will be aggregated for purposes of the exchange limits.

  In addition, the Fund reserves the right to refuse the purchase side of exchange requests by any Timing Account, person, or group if, in the Investment Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. A Shareholder's exchanges into the Fund may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Fund and therefore may be refused.

  Finally, as indicated above, the Fund and FTD reserve the right to refuse any order for the purchase of Shares.

                        HOW TO SELL SHARES OF THE FUND

  Shares will be redeemed, without charge, on request of the Shareholder in "Proper Order" to the Transfer Agent. "PROPER ORDER" MEANS THAT THE REQUEST TO REDEEM MUST MEET ALL OF THE FOLLOWING REQUIREMENTS:

  1. Except as provided below under "Redemptions by Telephone," it must be in writing, signed by the Shareholder(s) exactly in the manner as the Shares are registered, and must specify either the number of Shares, or the dollar amount of Shares, to be redeemed and sent to Franklin Templeton Investor Services, Inc., P.O. Box 33030, St. Petersburg, Florida 33733-8030;

  2. The signature(s) of the redeeming Shareholder(s) must be guaranteed by an "eligible guarantor," including (a) national or state banks, savings associations, savings and loan associations, trust companies, savings banks, industrial loan companies and credit unions; (b) national securities exchanges, registered securities associations and clearing agencies; (c) securities broker-dealers which are members of a national securities exchange or a clearing agency or which have minimum net capital of $100,000; or (d) institutions that participate in the Securities Transfer Agent Medallion Program ("STAMP") or other recognized signature medallion program. A notarized signature will not be sufficient for the request to be in Proper Order. If the Shares are registered in more than one name, the signature of each of the redeeming Shareholders must be guaranteed. A signature guarantee is not required for redemptions of $50,000 or less, requested by and payable to all Shareholders of record, to be sent to the address of record for that account. However, the Fund reserves the right to require signature guarantees on all redemptions. A signature guarantee is required in connection with any written request for transfer of Shares. Also, a signature guarantee is required if the Fund or the Transfer Agent believes that a signature guarantee would protect against potential claims based on the transfer instructions, including, for example, when (i) the current address of one or more joint owners of an account cannot be confirmed; (ii) multiple owners have a dispute or give inconsistent instructions to the Fund; (iii) the Fund has been notified of an adverse claim; (iv) the instructions received by the Fund are given by an agent, not the actual registered owner; (v) the Fund determines that joint owners who are married to each other are separated or may be the subject of divorce proceedings; or (vi) the authority of a representative of a corporation, partnership, association, or other entity has not been established to the satisfaction of the Fund;

  3. Any outstanding certificates must accompany the request together with a stock power signed by the Shareholder(s), with signature(s) guaranteed as described in Item 2 above;

  4. Liquidation requests of corporate, partnership, trust and custodianship accounts, and accounts under court jurisdiction, require the following documentation to be in proper form:

   . Corporation--(i) Signature guaranteed letter of instruction from the authorized officer(s) of the corporation, and (ii) a corporate resolution in a form satisfactory to the Transfer Agent;

   . Partnership--(i) Signature guaranteed letter of instruction from a general partner and, if necessary, (ii) pertinent pages from the partnership agreement identifying the general partners or other documentation in a form satisfactory to the Transfer Agent;

   . Trust--(i) Signature guaranteed letter of instruction from the trustee(s), and (ii) a copy of the pertinent pages of the trust document listing the trustee(s) or a certificate of incumbency if the trustee(s) are not listed on the account registration;

   . Custodial (other than a retirement account)--Signature guaranteed letter of instruction from the custodian;

   . Accounts under court jurisdiction--Check court documents and the applicable state law since these accounts have varying requirements, depending upon the state of residence; and

  5. Redemption of Shares held in a retirement plan for which FTTC or its affiliate acts as trustee or custodian, must conform to the distribution requirements of the plan and the Fund's redemption requirements above. Distributions from such plans are subject to additional requirements under the Code, and certain documents (available from the Transfer Agent) must be completed before the distribution may be made. For example, distributions from retirement plans are subject to withholding requirements under the Code, and the IRS Form W-4P (available from the Transfer Agent) may be required to be submitted to the Transfer Agent with the distribution request, or the distribution will be delayed. Franklin Templeton Investor Services, Inc. and its affiliates assume no responsibility to determine whether a distribution satisfies the conditions of applicable tax laws and will not be responsible for any penalties assessed.

  To avoid delay in redemption or transfer, Shareholders having questions about these requirements should contact the Shareholder Services Department by calling 1-800-632-2301.

  The redemption price will be the net asset value of the Shares next computed after the redemption request in Proper Order is received by the Transfer Agent. A gain or loss for tax purposes generally will be realized upon the redemption, depending on the tax basis of the Shares redeemed. Payment of the redemption price ordinarily will be made by check (or by wire at the sole discretion of the Transfer Agent if wire transfer is requested, including name and address of the bank and the Shareholder's account number to which payment of the redemption proceeds is to be wired) within seven days after receipt of the redemption request in Proper Order. However, if Shares have been purchased by check, the Fund will make redemption proceeds available when a Shareholder's check received for the Shares purchased has been cleared for payment by the Shareholder's bank, which, depending upon the location of the Shareholder's bank, could take up to 15 days or more. The check will be mailed by first-class mail to the Shareholder's registered address (or as otherwise directed). Remittance by wire (to a commercial bank account in the same name(s) as the Shares are registered) or express mail, if requested, are subject to a handling charge of up to $15, which will be deducted from the redemption proceeds.

  The Fund, through FTD, also repurchases Shares (whether in certificate or book-entry form) through securities dealers. The Fund normally will accept orders to repurchase such Shares by wire or telephone from dealers for their customers at the net asset value next computed after the dealer has received the certificate holder's request for repurchase, if the dealer received such request before closing time of the NYSE on that day. Dealers have the responsibility of submitting such repurchase requests by calling not later than 5:00 p.m., New York time, on such day in order to obtain that day's applicable redemption price. Repurchase of Shares is for the convenience of Shareholders and does not involve a charge by the Fund; however, securities dealers may impose a charge on the Shareholder for transmitting the notice of repurchase to the Fund. The Fund reserves the right to reject any order for repurchase, which right of rejection might adversely affect Shareholders seeking redemption through the repurchase procedure. Ordinarily, payment will be made to the securities dealer within seven days after receipt of a repurchase order and Share certificate (if any) in "Proper Order" as set forth above. The Fund also will accept, from member firms of the NYSE, orders to repurchase Shares for which no certificates have been issued by wire or telephone without a redemption request signed by the Shareholder, provided the member firm indemnifies the Fund and FTD from any liability resulting from the absence of the Shareholder's signature. Forms for such indemnity agreement can be obtained from FTD.

  The Fund may involuntarily redeem an investor's Shares if the net asset value of such Shares is less than $100, except that involuntary redemptions will not result from fluctuations in the value of an investor's Shares. In addition, the Fund may involuntarily redeem the Shares of any investor who has failed to provide the Fund with a certified taxpayer identification number or such other tax-related certifications as the Fund may require. A notice of redemption, sent by first-class mail to the investor's address of record, will fix a date not less than 30 days after the mailing date, and Shares will be redeemed at net asset value at the close of business on that date, unless sufficient additional Shares are purchased to bring the aggregate account value up to $100 or more, or unless a certified taxpayer identification number (or such other information as the Fund has requested) has been provided, as the case may be. A check for the redemption proceeds will be mailed to the investor at the address of record.

  REINSTATEMENT PRIVILEGE. For either Class I or Class II, the same class of Shares of the Fund may be purchased at net asset value with the proceeds from
(i) a redemption of Shares of the Fund or shares of any other Franklin Templeton Fund except any of the Franklin Templeton money market funds (unless the redemption proceeds are from Class I shares of a fund with a lower initial sales charge than that charged by the Fund and have been held in that fund for less than six months), or (ii) a dividend or distribution paid by any of the Franklin Templeton Funds, within 365 days after the date of the redemption or dividend or distribution. Class II Shareholders may also invest such distributions at net asset value in a Class I Franklin Templeton Fund. However, if a Shareholder's original investment was in Class I shares of a fund with a lower sales charge, or no sales charge, the Shareholder must pay the difference. An investor may reinvest an amount not exceeding the proceeds of the redemption or the dividend or distribution. While credit will be given for any contingent deferred sales charge paid on the Shares redeemed, a new contingency period will begin. Matured Shares will be reinvested at net asset value and will not be subject to a new contingent deferred sales charge. Shares of the Fund redeemed in connection with an exchange into another fund (see "Exchange Privilege") are not considered "redeemed" for this privilege. In order to exercise this privilege, a written order for the purchase of Shares of the Fund must be received by the Fund or the Fund's Transfer Agent within 365 days after the redemption or the payment date of the distribution. The 365 days, however, do not begin to run on redemption proceeds placed immediately after redemption in a Franklin Bank Certificate of Deposit ("CD") until the CD (including any rollover) matures. Reinvestment at net asset value may also be handled by a securities dealer or other financial institution, who may charge the Shareholder a fee for this service. The redemption is a taxable transaction but reinvestment without a sales charge may affect the tax basis of the Shares reinvested, and the amount of gain or loss resulting from a redemption may be affected by exercise of the reinstatement privilege if the Shares redeemed were held for 90 days or less, or if a Shareholder reinvests in the same fund within 30 days. Reinvestment will be at the next calculated net asset value after receipt.

  SYSTEMATIC WITHDRAWAL PLAN. A Shareholder may establish a Systematic Withdrawal Plan ("Plan") and receive periodic payments from the account provided that the net asset value of the Shares held by the Shareholder is at least $5,000. There are no service charges for establishing or maintaining a Plan. The minimum amount which the Shareholder may withdraw is $50 per withdrawal transaction although this is merely the minimum amount allowed under the Plan and should not be mistaken for a recommended amount. Retirement plans subject to mandatory distribution requirements are not subject to the $50 minimum. The Plan may be established on a monthly, quarterly, semiannual or annual basis. If the Shareholder establishes a Plan, any capital gain distributions and income dividends paid by the Fund to the Shareholder's account must be reinvested for the Shareholder's account in additional Shares at net asset value. Payments are then made from the liquidation of Shares at net asset value on the day of the liquidation (which is generally on or about the 25th of the month) to meet the specified withdrawals. Payments are generally received three to five days after the date of liquidation. By completing the "Special Payment Instructions for Distributions" section of the Shareholder Application included with this Prospectus, a Shareholder may direct the selected withdrawals to another of the Franklin Templeton Funds, to another person, or directly to a checking account. Liquidation of Shares may reduce or possibly exhaust the Shares in the Shareholder's account, to the extent withdrawals exceed Shares earned through dividends and distributions, particularly in the event of a market decline. If the withdrawal amount exceeds the total Plan balance, the account will be closed and the remaining balance will be sent to the Shareholder. As with other redemptions, a liquidation to make a withdrawal payment is a sale for federal income tax purposes. Because the amount withdrawn under the Plan may be more than the Shareholder's actual yield or income, part of such a Plan payment may be a return of the Shareholder's investment.

  Maintaining a Plan concurrently with purchases of additional Shares of the Fund would be disadvantageous because of the sales charge on the additional purchases. Also, redemptions of Class I Shares and Class II Shares may be subject to a contingent deferred sales charge if the Shares are redeemed within 12 months (Class I Shares) or 18 months (Class II Shares) of the calendar month of the original purchase date. The Shareholder should ordinarily not make additional investments of less than $5,000 or three times the annual withdrawals under the Plan during the time such a Plan is in effect.

  With respect to Class I Shares, the contingent deferred sales charge is waived for redemptions through a Systematic Withdrawal Plan set up prior to February 1, 1995. With respect to Systematic Withdrawal Plans set up on or after February 1, 1995, the applicable contingent deferred sales charge is waived for Class I and Class II Share redemptions of up to 1% monthly of an account's net asset value (12% annually, 6% semiannually, 3% quarterly). For example, if a Class I account maintained an annual balance of $1,000,000, only $120,000 could be withdrawn through a once-yearly Systematic Withdrawal Plan free of charge; any amount over that $120,000 would be assessed a 1% (or applicable) contingent deferred sales charge. Likewise, if a Class II account maintained an annual balance of $10,000, only $1,200 could be withdrawn through a once-yearly Systematic Withdrawal Plan free of charge.

  A Plan may be terminated on written notice by the Shareholder or the Fund, and it will terminate automatically if all Shares are liquidated or withdrawn from the account, or upon the Fund's receipt of notification of the death or incapacity of the Shareholder. Shareholders may change the amount (but not below $50) and schedule of withdrawal payments or suspend one such payment by giving written notice to the Transfer Agent at least seven business days prior to the end of the month preceding a scheduled payment. Share certificates may not be issued while a Plan is in effect.

  REDEMPTIONS BY TELEPHONE. Shareholders who file a Telephone Redemption Authorization Agreement (the "Agreement") (a copy of which is included in this Prospectus) may redeem Shares of the Fund by telephone, subject to the Restricted Account exception noted under "Telephone Transactions--Restricted Accounts." The Fund and the Transfer Agent will employ reasonable procedures to confirm that instructions given by telephone are genuine. Shareholders, however, bear the risk of loss in certain cases as described under "Telephone Transactions--Verification Procedures."

  For Shareholder accounts with a completed Agreement on file, redemptions of uncertificated Shares or Shares which have previously been deposited with the Fund or the Transfer Agent may be made for up to $50,000 per day per Fund account. Telephone redemption request received before the scheduled closing time of the NYSE (generally 4:00 p.m., New York time) on any business day will be processed that same day. The redemption check will be sent within seven days, made payable to all the registered owners on the account, and will be sent only to the address of record. Redemption requests by telephone will not be accepted within 30 days following an address change by telephone. In that case, a Shareholder should follow the other redemption procedures set forth in this
Prospectus. Institutional accounts which wish to execute redemptions in excess of $50,000 must complete an Institutional Telephone Privileges Agreement which is available from Franklin Templeton Institutional Services by telephoning 1-800-321-8563.

  CONTINGENT DEFERRED SALES CHARGE. In order to recover commissions paid to securities dealers, Class I investments of $1 million or more, and any Class II investments, redeemed within the contingency period of 12 months (Class I) or 18 months (Class II) of the calendar month of their purchase will be assessed a contingent deferred sales charge, unless one of the exceptions described below applies. The charge is 1% of the lesser of the net asset value of the Shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the net asset value at the time of purchase of such Shares, and is retained by FTD. The contingent deferred sales charge is waived in certain instances. See below.

  In determining if a contingent deferred sales charge applies, Shares not subject to a contingent deferred sales charge are deemed to be redeemed first, in the following order: (i) a calculated number of Shares representing amounts attributable to capital appreciation of those Shares held less than the contingency period (12 months in the case of Class I Shares and 18 months in the case of Class II Shares); (ii) Shares purchased with reinvested dividends and capital gain distributions; and (iii) other Shares held longer than the contingency period, and followed by any Shares held less than the contingency period, on a "first in, first out" basis. For tax purposes, a contingent deferred sales charge is treated as either a reduction in redemption proceeds or an adjustment to the cost basis of the Shares redeemed.

  The contingent deferred sales charge on each class of Shares is waived, as applicable, for: exchanges; any account fees; distributions from an individual retirement plan account due to death or disability, or upon periodic distributions based on life expectancy; tax-free returns of excess contributions from employee benefit plans; distributions from employee benefit plans, including those due to plan termination or plan transfer; redemptions through a Systematic Withdrawal Plan set up for Shares prior to February

1, 1995 and, for Systematic Withdrawal Plans set up thereafter, redemptions of up to 1% monthly of an account's net asset value (3% quarterly, 6% semiannually or 12% annually); redemptions initiated by the Fund due to a Shareholder's account falling below the minimum specified account size; and redemptions following the death of the Shareholder or the beneficial owner.

  All investments made during a calendar month, regardless of when during the month the investment occurred, will age one month on the last day of that month and each subsequent month.

  Requests for redemptions for a SPECIFIED DOLLAR amount, unless otherwise specified, will result in additional Shares being redeemed to cover any applicable contingent deferred sales charge, while requests for redemption of a SPECIFIC NUMBER of Shares will result in the applicable contingent deferred sales charge being deducted from the total dollar amount redeemed.

                            TELEPHONE TRANSACTIONS

  Shareholders of the Fund and their investment representative of record, if any, may be able to execute various transactions by calling Shareholder Services at 1-800-632-2301.

  All Shareholders will be able to: (i) effect a change in address; (ii) change a dividend option (see "Restricted Accounts" below); (iii) transfer Fund Shares in one account to another identically registered account in the Fund; (iv) request the issuance of certificates (to be sent to the address of record only); and (v) exchange Fund Shares by telephone as described in this Prospectus. In addition, Shareholders who complete and file an Agreement as described under "How to Sell Shares of the Fund--Redemptions by Telephone" will be able to redeem Shares of the Fund.

  VERIFICATION PROCEDURES. The Fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These will include: recording all telephone calls requesting account activity by telephone, requiring that the caller provide certain personal and/or account information requested by the telephone service agent at the time of the call for the purpose of establishing the caller's identification, and sending a confirmation statement on redemptions to the address of record each time account activity is initiated by telephone. So long as the Fund and the Transfer Agent follow instructions communicated by telephone which were reasonably believed to be genuine at the time of their receipt, neither they nor their affiliates will be liable for any loss to the Shareholder caused by an unauthorized transaction. Shareholders are, of course, under no obligation to apply for or accept telephone transaction privileges. In any instance where the Fund or the Transfer Agent is not reasonably satisfied that instructions received by telephone are genuine, the requested transaction will not be executed and neither the Fund, the Transfer Agent, nor their affiliates will be liable for any losses which may occur because of a delay in implementing a transaction.

  RESTRICTED ACCOUNTS. Telephone redemptions and dividend option changes may not be accepted on Franklin Templeton retirement accounts. To assure compliance with all applicable regulations, special forms are required for any distribution, redemption, or dividend payment. While the telephone exchange privilege is extended to Franklin Templeton IRA and 403(b) retirement accounts, certain restrictions may apply to other types of retirement plans. Changes to dividend options must also be made in writing.

  To obtain further information regarding distribution or transfer procedures, including any required forms, retirement account Shareholders may call to speak to a Retirement Plan Specialist at 1-800-527-2020.

  GENERAL. During periods of drastic economic or market changes, it is possible that the telephone transaction privileges will be difficult to execute because of heavy telephone volume. In such situations, Shareholders may wish to contact their dealer for assistance, or to send written instructions to the Fund as detailed elsewhere in this Prospectus.

  Neither the Fund nor the Transfer Agent will be liable for any losses resulting from the inability of a Shareholder to execute a telephone transaction. The telephone transaction privilege may be modified or discontinued by the Fund at any time upon 60 days' written notice to Shareholders.

                            MANAGEMENT OF THE FUND

  The Trust is managed by its Board of Trustees and all powers are exercised by or under authority of the Board. Information relating to the Trustees and Executive Officers is set forth under the heading "Management of the Trust" in the SAI.

  The Board has carefully reviewed the multiclass structure to ensure that no material conflict exists between the two classes of Shares. Although the Board does not expect to encounter material conflicts in the future, the Board will continue to monitor the Fund and will take appropriate action to resolve such conflicts if any should later arise.

  In developing the multiclass structure, the Fund has retained the authority to establish additional classes of Shares. It is the Fund's present intention to offer only two classes of Shares, but new classes may be offered in the future.

  INVESTMENT MANAGER. Templeton Global Bond Managers, a division of Templeton Investment Counsel, Inc., Broward Financial Centre, Ft. Lauderdale, Florida 33394-3091, serves as the Investment Manager of the Fund. The Investment Manager manages the investment and reinvestment of the Fund's assets. The Investment Manager is an indirect wholly owned subsidiary of Franklin Resources, Inc. ("Franklin"). Through its subsidiaries, Franklin is engaged in various aspects of the financial services industry. The Investment Manager and its affiliates serve as advisers for a wide variety of public investment mutual funds and private clients in many nations. The Templeton organization has been investing globally over the past 52 years and, with its affiliates, provides investment management and advisory services to a worldwide client base, including over 4.3 million mutual fund shareholders, foundations, endowments, employee benefit plans and individuals. The Investment Manager and its affiliates have approximately 4,100 employees in the United States, Australia, Scotland, Germany, Hong Kong, Luxembourg, Bahamas, Singapore, Canada and Russia.

  The Investment Manager uses a disciplined, long-term approach to global and international investing. It has an extensive global network of investment research sources. Securities are selected for the Fund's portfolio on the basis of fundamental company-by-company analysis. Many different selection methods are used for different funds and clients and these methods are changed and improved by the Investment Manager's research on superior selection methods.

  The Investment Manager performs similar services for other funds and accounts and there may be times when the actions taken with respect to the Fund's portfolio will differ from those taken by the Investment Manager on behalf of other funds and accounts. Neither the Investment Manager and its affiliates, its officers, directors or employees, nor the officers and Trustees of the Trust are prohibited from investing in securities held by the Fund or other funds and accounts which are managed or administered by the Investment Manager to the extent such transactions comply with the Trust's Code of Ethics. Please see "Investment Management and Other Services-- Investment Management Agreement" and "General Information" in the SAI for further information on securities transactions and a summary of the Trust's Code of Ethics.

  The Investment Manager does not furnish any other services or facilities for the Fund, although such expenses are paid by some investment advisers of other investment companies. As compensation for its services, the Fund pays the Investment Manager a fee which, during the most recent fiscal year, represented 0.50% of its average daily net assets.

  The lead portfolio manager for the Fund is Thomas Latta. Mr. Latta attended the University of Missouri and New York University. Prior to joining the Templeton organization in 1991, Mr. Latta, a Vice President of the Investment Manager, worked as a portfolio manager with Forester & Hairston, a Houston based global fixed income investment management firm. Prior to that, Mr. Latta spent seven years with Merrill Lynch, Pierce, Fenner & Smith Incorporated, first as an investment adviser to a large Mid-East central bank and then working in the structured products group in New York. In that position he developed asset-liability management strategies for large ERISA plans. Neil S. Devlin and Tom Wilkinson also exercise secondary portfolio management responsibilities with respect to the Fund. Mr. Devlin, a Senior Vice President of the Investment Manager holds a BA in Economics and Philosophy from Brandeis University. Prior to joining the Templeton organization in 1987, he was a portfolio manager and bond analyst with Constitutional Capital Management of Boston. While there, he managed a portion of the Bank of New England's pension money, a number of trust and corporate pension accounts, and began and managed a mortgage-backed securities fund for the bank. Before that, Mr. Devlin was a bond trader and research analyst for the Bank of New England. Mr. Wilkinson, a Vice President of the Investment Manager, holds a BS in Computer Science from Southern Methodist University and an MS in Computer Science from the University of Southern California. He joined the Templeton organization in 1985 as Director of Information Services and later as a securities analyst. Further information concerning the Investment Manager is included under the heading "Investment Management and Other Services" in the SAI.

  BUSINESS MANAGER. Templeton Global Investors, Inc. provides certain administrative facilities and services for the Fund, including payment of salaries of officers, preparation and maintenance of books and records, preparation of tax returns, preparation of financial reports, monitoring compliance with regulatory requirements and monitoring tax-deferred retirement plans. For its services, the Business Manager receives a monthly fee equivalent on an annual basis to 0.15% of the combined average daily net assets of the Funds included in the Trust (the Fund and Templeton Money Fund), reduced to 0.135% of such assets in excess of $200 million, to 0.10% of such assets in excess of $700 million, and to 0.075% of such assets in excess of $1,200 million.

  TRANSFER AGENT. Franklin Templeton Investor Services, Inc. serves as transfer agent and dividend disbursing agent for the Fund.

  CUSTODIAN. The Chase Manhattan Bank, N.A. serves as custodian of the Fund's assets.

  PLANS OF DISTRIBUTION. A separate Plan of Distribution has been approved and adopted for each class ("Class I Plan" and "Class II Plan," respectively, or "Plans") pursuant to Rule 12b-1 under the 1940 Act. The Rule 12b-1 fees charged to each class will be based solely on the distribution and servicing fees attributable to that particular class. Any portion of fees remaining from either Plan after distribution to securities dealers of up to the maximum amount permitted under each Plan may be used by the class to reimburse FTD for routine ongoing promotion and distribution expenses incurred with respect to such class. Such expenses may include, but are not limited to, the printing of prospectuses and reports used for sales purposes, expenses, of preparing and distributing sales literature and related expenses, advertisements, and other distribution-related expenses, including a prorated portion of FTD's overhead expenses attributable to the distribution of Fund Shares, as well as any distribution or service fees paid to securities dealers or their firms or others who have executed a servicing agreement with the Fund, FTD or its affiliates.

  The maximum amount which the Fund may pay to FTD or others under the Class I Plan for such distribution expenses is 0.25% per annum of Class I's average daily net assets, payable on a quarterly basis. All expenses of distribution and marketing in excess of 0.25% per annum will be borne by FTD, or others who have incurred them, without reimbursement from the Fund. Under the Class I Plan, costs and expenses not reimbursed in any one given quarter (including costs and expenses not reimbursed because they exceed the applicable limit of the Plan) may be reimbursed in subsequent quarters or years, subject to applicable law. FTD has informed the Fund that it had no unreimbursed expenses under the Class I Plan at August 31, 1995.

  Under the Class II Plan, the maximum amount which the Fund is permitted to pay to FTD or others for distribution expenses and related expenses is 0.50% per annum of Class II's average daily net assets, payable quarterly. All expenses of distribution, marketing and related services over that amount will be borne by FTD, or others who have incurred them, without reimbursement by the Fund. In addition, the Class II Plan provides for an additional payment by the Fund of up to 0.15% per annum of Class II's average daily net assets as a servicing fee, payable quarterly. This fee will be used to pay securities dealers or others for, among other things, assisting in establishing and maintaining customer accounts and records; assisting with purchase and redemption requests; receiving and answering correspondence; monitoring dividend payments from the Fund on behalf of the customers; or similar activities related to furnishing personal services and/or maintaining Shareholder accounts.

  During the first year following the purchase of Class II Shares, FTD will retain 0.50% per annum of Class II's average daily net assets to partially recoup fees FTD pays to securities dealers. FTD, or its affiliates, may pay, from its own resources, a commission of up to 1% of the amount invested to securities dealers who initiate and are responsible for purchases of Class II Shares.

  Both Plans also cover any payments to or by the Fund, the Investment Manager, FTD, or other parties on behalf of the Fund, the Investment Manager or FTD, to the extent such payments are deemed to be for the financing of any activity primarily intended to result in the sale of Shares issued by the Fund within the context of Rule 12b-1. The payments under the Plans are included in the maximum operating expenses which may be borne by each class of the Fund. For more information including a discussion of the Board's policies with regard to the amount of each Plan's fees, please see the SAI.

  EXPENSES. For the fiscal year ended August 31, 1995, expenses borne by Class I Shares of the Fund amounted to 1.18% of the average net assets of such class, and expenses borne by Class II Shares of the Fund amounted to 1.57% (annualized) of the average net assets of such class. See the Expense Table for information regarding estimated expenses of both classes of Shares for the current fiscal year.

  BROKERAGE COMMISSIONS. The Fund's brokerage policies are described under the heading "Brokerage Allocation" in the SAI. The Fund's brokerage policies provide that the receipt of research services from a broker and the sale of Shares by a broker are factors which may be taken into account in allocating securities transactions, so long as the prices and execution provided by the broker equal the best available within the scope of the Fund's brokerage policies.

                              GENERAL INFORMATION

  DESCRIPTION OF SHARES/SHARE CERTIFICATES. The capitalization of the Trust consists of an unlimited number of Shares of beneficial interest, par value $0.01 per Share. The Board of Trustees is authorized, in its discretion, to classify and allocate the unissued Shares of the Trust. Each Share entitles the holder to one vote.

  Under Massachusetts law, Shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims liability of the Shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust. The Declaration of Trust provides for indemnification out of Trust property for all loss and expense of any Shareholder held personally liable for the obligations of the Trust. The risk of a Shareholder incurring financial loss on account of Shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and, thus, should be considered remote.

  Shares for an initial investment, as well as subsequent investments, including the reinvestment of dividends and capital gain distributions, are generally credited to an account in the name of an investor on the books of the Fund, without the issuance of a share certificate. Maintaining shares in uncertificated form (also known as "plan balance") minimizes the risk of loss or theft of a share certificate. No charge is made for the issuance of one certificate for all or some of the Shares purchased in a single order. A lost, stolen or destroyed certificate cannot be replaced without obtaining a sufficient indemnity bond. The cost of such a bond, which is generally borne by the shareholder, can be 2% or more of the value of the lost, stolen or destroyed certificate. A certificate will be issued if requested by the shareholder or by the securities dealer.

  VOTING RIGHTS. Shares of each class represent proportionate interests in the assets of the Fund and have the same voting and other rights and preferences as the other class of the Fund for matters that affect the Fund as a whole. For matters that only affect a certain class of the Fund's Shares, however, only Shareholders of that class will be entitled to vote. Therefore, each class of Shares will vote separately on matters (1) affecting only that class,
(2) expressly required to be voted on separately by state law, or (3) required to be voted on separately by the 1940 Act or the rules adopted thereunder. For instance, if a change to the Rule 12b-1 plan relating to Class I Shares requires Shareholder approval, only Shareholders of Class I may vote on changes to the Rule 12b-1 plan affecting that class. Similarly, if a change to the Rule 12b-1 plan relating to Class II Shares requires Shareholder approval, only Shareholders of Class II may vote on the change to such plan. On the other hand, if there is a proposed change to the investment objective of the Fund, this affects all Shareholders, regardless of which class of Shares they hold, and therefore, each Share has the same voting rights.

  MEETINGS OF SHAREHOLDERS. The Trust is not required to hold regular annual meetings of Shareholders and may elect not to do so. The Trust will call a special meeting of Shareholders when requested to do so by Shareholders holding at least 10% of the Trust's outstanding Shares. In addition, the Trust is required to assist Shareholder communications in connection with the calling of Shareholder meetings to consider removal of a Trustee or Trustees.

  DIVIDENDS AND DISTRIBUTIONS. The Fund intends normally to pay a monthly dividend representing substantially all of its net investment income and to distribute annually any net realized capital gains. According to the requirements of the Code, dividends and capital gains will be calculated and distributed in the same manner for Class I and Class II Shares. The per share amount of any income dividends will generally differ only to the extent that each class is subject to different Rule 12b-1 fees. Unless otherwise requested, income dividends and capital gain distributions paid by the Fund, other than on those Shares whose owners keep them registered in the name of a broker-dealer, are automatically reinvested on the payment date in whole or fractional Shares at net asset value as of the ex-dividend date, unless a Shareholder makes a written or telephonic request for payments in cash. By completing the "Special Payment Instructions for Distributions" section of the Shareholder Application Class I Shareholders may direct that their dividends and/or capital gain distributions be reinvested in Class I Shares of the Fund or Class I shares of any other Franklin Templeton Fund, and Class II Shareholders may direct that their dividends and/or capital gain distributions be reinvested in either Class I or Class II Shares of the Fund or any other Franklin Templeton Fund. Shareholders may also direct the payment of their dividends or capital gain distributions to another person. The processing date for the reinvestment of dividends may vary from time to time, and does not affect the amount or value of the Shares acquired. Income dividends and capital gain distributions will be paid in cash on Shares during the time their owners keep them registered in the name of a broker-dealer, unless the broker-dealer has made arrangements with the Transfer Agent for reinvestment.

  Prior to purchasing Shares of the Fund, the impact of dividends or capital gain distributions which have been declared but not yet paid should be carefully considered. Any dividend or capital gain distribution paid shortly after a purchase by a Shareholder prior to the record date will have the effect of reducing the per Share net asset value of the Shares by the amount of the dividend or distribution. All or a portion of such dividend or distribution, although in effect a return of capital, will generally be subject to tax.

  Checks are forwarded by first-class mail to the address of record. The proceeds of any such checks which are not accepted by the addressee and returned to the Fund will be reinvested in the Shareholder's account in whole or fractional Shares at net asset value next computed after the check has been received by the Transfer Agent. Subsequent distributions will be reinvested automatically at net asset value as of the ex-dividend date in additional whole or fractional Shares.

  FEDERAL TAX INFORMATION. The Fund intends to elect to be treated and to qualify each year as a regulated investment company under Subchapter M of the Code. See the SAI for a summary of the requirements that must be satisfied to so qualify. A regulated investment company generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. The Fund intends to distribute to Shareholders substantially all of its net investment income and net realized capital gains, which generally will be taxable income or capital gains in their hands. Distributions declared in October, November or December to Shareholders of record on a date in such month and paid during the following January will be treated as having been received by Shareholders on December 31 in the year such distributions were declared. The Fund will inform Shareholders each year of the amount and nature of such income or gains. Sales or other dispositions of Fund Shares generally will give rise to taxable gain or loss. A more detailed description of tax consequences to Shareholders is contained in the SAI under the heading "Tax Status."

  The Fund may be required to withhold Federal income tax at the rate of 31% of all taxable distributions (including redemptions) paid to Shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications or where the Fund or the Shareholder has been notified by the Internal Revenue Service that the Shareholder is subject to backup withholding. Corporate Shareholders and certain other Shareholders specified in the Code are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the Shareholder's federal income tax liability.

  INQUIRIES. Shareholders' inquiries will be answered promptly. They should be addressed to Franklin Templeton Investor Services, Inc., P.O. Box 33030, St. Petersburg, Florida 33733-8030 -- telephone 1-800-632-2301. Transcripts of Shareholder accounts less than three years old are provided on request without charge; requests for transcripts going back more than three years from the date the request is received by the Transfer Agent are subject to a fee of up to $15 per account.

  PERFORMANCE INFORMATION. The Fund may include its total return in advertisements or reports to Shareholders or prospective investors. Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in the Fund over a period of 1, 5 and 10 years (or up to the life of the Fund), will reflect the deduction of the maximum initial sales charge and deduction of a proportional share of Fund expenses (on an annual basis), and will assume that all dividends and distributions are reinvested when paid. Total return may be expressed in terms of the cumulative value of an investment in the Fund at the end of a defined period of time. For a description of the methods used to determine total return for the Fund, see "Performance Information" in the SAI.

  STATEMENTS AND REPORTS. The Fund's fiscal year ends on August 31. Annual reports (containing financial statements audited by independent auditors and additional information regarding the Fund's performance) and semiannual reports (containing unaudited financial statements) are sent to Shareholders each year. To reduce the volume of mail sent to one household as well as to reduce Fund expenses, the Transfer Agent will attempt to identify related shareholders within a household and send only one copy of the report. Additional copies may be obtained, without charge, upon request to the Fund Information Department--telephone 1-800/DIAL BEN. The Fund also sends to each Shareholder a confirmation statement after every transaction that affects the Shareholder's account and a year-end historical confirmation statement.

                       INSTRUCTIONS AND IMPORTANT NOTICE

SUBSTITUTE W-9 INSTRUCTIONS INFORMATION

GENERAL. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

OBTAINING A NUMBER. If you do not have a Social Security Number/Taxpayer Identification Number, you must obtain Form SS-5 or Form SS-4 from your local Social Security or IRS office and apply for one. If you have checked the "Awaiting TIN" box and signed the certification, withholding will apply to payments relating to your account unless you provide a certified TIN within 60 days.

WHAT SSN/TIN TO GIVE. Please refer to the following guidelines:

ACCOUNT TYPE    GIVE SSN OF            ACCOUNT TYPE           GIVE TAXPAYER ID # OF
-----------------------------------------------------------------------------------
 . Individual    Individual             . Trust, Estate, or    Trust, Estate, or
                                       Pension Plan Trust     Pension Plan Trust
-----------------------------------------------------------------------------------
 . Joint         Actual owner of        . Corporation,         Corporation,
 Individual     account, or if         Partnership, or other  Partnership, or other
                combined funds, the    organization           organization
                first-named
                individual
-----------------------------------------------------------------------------------
 . Unif.         Minor                  . Broker nominee       Broker nominee
 Gift/Transfer
 to Minor
-----------------------------------------------------------------------------------
 . Sole          Owner of business
 Proprietor
-----------------------------------------------------------------------------------
 . Legal         Ward, Minor, or
 Guardian       Incompetent
-----------------------------------------------------------------------------------

EXEMPT RECIPIENTS. Please provide your TIN and check the "Exempt Recipient" box if you are an exempt recipient. Exempt recipients generally include:

  A corporation                        A real estate investment trust


  A financial institution              A common trust fund operated by a bank
                                       under section 584(a)


  An organization exempt from tax
  under section 501(a), or an          An entity registered at all times
  individual retirement plan           under the Investment Company Act of
                                       1940

  A registered dealer in securities or
  commodities registered in the U.S.
  or a U.S. possession

IRS PENALTIES. If you do not supply us with your SSN/TIN, you will be subject to an IRS $50 penalty unless your failure is due to reasonable cause and not willful neglect. If you fail to report certain income on your federal income tax return, you will be treated as negligent and subject to an IRS 20% penalty on any underpayment of tax attributable to such negligence, unless there was reasonable cause for the resulting underpayment and you acted in good faith. If you falsify information on this form or make any other false statement resulting in no backup withholding on an account which should be subject to backup withholding, you may be subject to an IRS $500 penalty and certain criminal penalties including fines and imprisonment.

SUBSTITUTE W-8 INSTRUCTIONS INFORMATION

EXEMPT FOREIGN PERSON. Check the "Exempt Foreign Person" box if you qualify as a non-resident alien or foreign entity that is not subject to certain U.S. information return reporting or to backup withholding rules. Dividends paid to your account may be subject to withholding of up to 30%. Generally, you are an "Exempt Foreign Person" if you are not (1) a citizen or resident of the U.S., or (2) a U.S. corporation, partnership, estate, or trust. In the case of an individual, an "Exempt Foreign Person" is one who has been physically present in the U.S. for less than 31 days during the current calendar year. An individual who is physically present in the U.S. for at least 31 days during the current calendar year will still be treated as an "Exempt Foreign Person," provided that the total number of days physically present in the current calendar year and the two preceding calendar years does not equal or exceed 183 days (counting all of the days in the current calendar year, only one-third of the days in the first preceding calendar year and only one-sixth of the days in the second preceding calendar year). In addition, lawful permanent residents or green card holders may not be treated as "Exempt Foreign Persons." If you are an individual or an entity, you must not now be, or at this time expect to be, engaged in a U.S. trade or business with respect to which any gain derived from transactions effected by the Fund/Payer during the calendar year is effectively connected to the U.S.

PERMANENT ADDRESS. The Shareholder Application must contain your permanent address if you are an "Exempt Foreign Person." If you are an individual, provide your permanent address. If you are a partnership or corporation, provide the address of your principal office. If you are an estate or trust, provide the address of your permanent residence or the principal office of any fiduciary.

NOTICE OF CHANGE IN STATUS. If you become a U.S. citizen or resident after you have provided certification of your foreign status, or if you cease to be an "Exempt Foreign Person," you must notify the Fund/Payer within 30 days of your change in status. Reporting will then begin on the account(s) listed, and backup withholding may also begin unless you certify to the Fund/Payer that
(1) the tax payer identification number you have given is correct, and (2) the Internal Revenue Service has not notified you that you are subject to backup withholding because you failed to report certain interest or dividend income. You may use Form W-9, "Payer's Request for Taxpayer Identification Number and Certification," to make these certifications. If an account is no longer active, you do not have to notify a Fund/Payer or broker of your change in status unless you also have another account with the same Fund/Payer that is still active. If you receive interest from more than one Fund/Payer or have dealings with more than one broker or barter exchange, file a certificate with each. If you have more than one account with the same Fund/Payer, the Fund/Payer may require you to file a separate certificate for each account.

WHEN TO FILE. File these certifications with the Fund before a payment is made to you, unless you have already done this in either of the two preceding calendar years. Only certifications that are in proper order will be treated as having been filed with the Fund.

HOW OFTEN YOU MUST FILE. This certificate generally remains in effect for three calendar years. A Fund/Payer or broker, however, may require that a new certificate be filed each time a payment is made. On joint accounts for which each joint owner is a foreign person, each must provide a certification of foreign status.

                FOR CORPORATE SHAREHOLDERS--FORM OF RESOLUTION

It will be necessary for corporate shareholders to provide a certified copy of a resolution or other certificate of authority to authorize the purchase as well as sale (redemption) of shares and withdrawals by checks or drafts. You may use the following form of resolution or you may prefer to use your own. It is understood that the Fund, Franklin Templeton Distributors, Inc., Franklin Templeton Investor Services, Inc., the custodian bank and their affiliates may rely upon these authorizations until revoked or amended by written notice delivered by registered or certified mail to the Fund.

CERTIFIED COPY OF RESOLUTION (Corporation or Association)

The undersigned hereby certifies and affirms that he/she is the duly elected ___________________________________ of ______________________________________
              TITLE                                 CORPORATE NAME
a _______________________ organized under the laws of the State of ___________
   TYPE OF ORGANIZATION                                             STATE
the following is a and that true and correct copy of a resolution adopted by the Board of Directors at a meeting duly called and held on __________________
                                                                   DATE

  RESOLVED, that the _________________________________________________ of this
                                     OFFICERS' TITLES
  Corporation or Association are authorized to open an account in the name of the Corporation or Association with one or more of the Franklin Group of Funds (R) or Templeton Family of Funds (collectively, the "Funds") and to deposit such funds of this Corporation or Association in this account as they deem necessary or desirable; that the persons authorized below may endorse checks and other instruments for deposit to said account or accounts; and

  FURTHER RESOLVED, that any of the following _________________  officers are
                                                   NUMBER
  authorized to sign any share assignment on behalf of this Corporation or Association and to take any other actions as may be necessary to sell or redeem its shares in the Funds or to sign checks or drafts withdrawing funds from the account; and

  FURTHER RESOLVED, that this Corporation or Association shall hold harmless, indemnify, and defend the Funds, their custodian bank, Franklin Templeton Distributors, Inc., Franklin Templeton Investor Services, Inc., and their affiliates, from any claim, loss or liability resulting in whole or in part, directly or indirectly, from their reliance from time to time upon any certifications by the secretary or any assistant secretary of this Corporation or Association as to the names of the individuals occupying such offices and their acting in reliance upon these resolutions until actual receipt by them of a certified copy of a resolution of the Board of Directors of the Corporation or Association modifying or revoking any or all such resolutions.

The undersigned further certifies that the below named persons, whose signatures appear opposite their names and office titles, are duly elected officers of the Corporation or Association. (Attach additional list if necessary)

-------------------------------------- ---------------------------------------
NAME/TITLE (PLEASE PRINT OR TYPE)      SIGNATURE

-------------------------------------- ---------------------------------------
NAME/TITLE (PLEASE PRINT OR TYPE)      SIGNATURE

-------------------------------------- ---------------------------------------
NAME/TITLE (PLEASE PRINT OR TYPE)      SIGNATURE

-------------------------------------- ---------------------------------------
NAME/TITLE (PLEASE PRINT OR TYPE)      SIGNATURE

-------------------------------------- ---------------------------------------
NAME OF CORPORATION OR ASSOCIATION     DATE

Certified from minutes ________________________________________________________
                       NAME AND TITLE
                       CORPORATE SEAL (if appropriate)

      THE FRANKLIN TEMPLETON TELEPHONE REDEMPTION AUTHORIZATION AGREEMENT

You may use Franklin Templeton's telephone redemption privilege to redeem uncertificated Franklin Templeton Fund shares for up to $50,000 (or your Shareholder account balance, whichever is less) per day, per fund account in accordance with the terms of the Fund's Prospectus.

The telephone redemption privilege is available only to Shareholders who specifically request it. If you would like to add this redemption privilege to the other telephone transaction privileges automatically available to Franklin Templeton Fund shareholders, please sign and return this authorization to Franklin Templeton Investor Services, Inc. ("Services"), transfer agent and shareholder servicing agent for the Franklin Templeton Funds.

SHAREHOLDER AUTHORIZATION: I/We request the telephone redemption privilege under the terms described below and in the prospectus for each investment company in the Franklin Templeton Group (a "Franklin Templeton Fund" or a "Fund"), now opened or opened at a later date, holding shares registered as follows:

-------------------------------------  ---------------------------------------
PRINT NAME(S) AS SHOWN IN YOUR ACCOUNT
REGISTRATION ("SHAREHOLDER")

-------------------------------------  ---------------------------------------
ACCOUNT NUMBER(S)

I/We authorize each Fund and Services to honor and act upon telephone requests given as provided in this agreement to redeem shares from any Shareholder account:

-------------------------------------  ---------------------------------------
SIGNATURE(S) AND DATE

-------------------------------------  ---------------------------------------
PRINT NAME(S) (AND TITLE/CAPACITY,
IF APPLICABLE)

VERIFICATION PROCEDURES: I/We understand and agree that: (1) each Fund and Services will employ reasonable procedures to confirm that redemption instructions communicated by telephone are genuine and that if these confirmation procedures are not followed, the Fund or Services may be liable for any losses due to unauthorized or fraudulent telephone instructions; (2) the confirmation procedures will include the recording of telephone calls requesting redemptions, requiring that the caller provide certain personal and/or account information requested by the telephone service agent at the time of the call for the purpose of establishing the caller's identification, and the sending of confirmation statements to the address of record each time a redemption is initiated by telephone; and (3) so long as the Fund and Services follow the confirmation procedures in acting on instructions communicated by telephone which were reasonably believed to be genuine at the time of receipt, neither they, nor their parent or affiliates, will be liable for any loss, damages or expenses caused by an unauthorized or fraudulent redemption request.

JOINTLY OWNED/CO-TRUSTEE ACCOUNTS: Each of us signing this agreement as either joint owners or co-trustees authorizes each Fund and Services to honor telephone redemption requests given by ANY ONE of the signers, or our investment representative of record, if any, ACTING ALONE.

APPOINTMENT OF ATTORNEY-IN-FACT: In order to issue telephone redemption requests acting alone, each of us individually makes the following appointment: I hereby appoint the other joint owner(s)/co-trustee(s) as my agent(s) (attorney[s]-in-fact) with full power and authority to individually act for me in any lawful way with respect to the issuance of instructions to a Fund or Services in accordance with the telephone redemption privilege we have requested by signing this agreement. This appointment shall not be affected by my subsequent disability or incompetency and shall remain in effect until it is revoked by either written notice from any one of us delivered to a Fund or Services by registered mail, return receipt requested or by a Fund or Services upon receipt of any information that causes a Fund or Services to believe in good faith that there is or that there may be a dispute among any of us with respect to the Franklin Templeton Fund account(s) covered by this agreement. Each of us agrees to notify the Fund or Services immediately upon the death of any of the signers.

CORPORATE/PARTNERSHIP/TRUST/RETIREMENT ACCOUNTS: The Shareholder and each of us signing this agreement on behalf of the Shareholder represent and warrant to each Franklin Templeton Fund and Services that the Shareholder has the authority to enter into this agreement and that each of us is duly authorized to execute this agreement on behalf of the Shareholder. The Shareholder agrees that its election of the telephone redemption privilege means that a Fund or Services may honor a telephone redemption request given by ANY officer/partner/member/administrator/or agent of the Shareholder ACTING ALONE.

RESTRICTED ACCOUNTS: Telephone redemptions may not be accepted on Franklin Trust Company or Templeton Funds Trust Company retirement accounts.

PLEASE RETURN THIS FORM TO:
Franklin Templeton Investor Services, Inc., Attn.: Telephone Redemptions Dept., 700 Central Avenue, St. Petersburg, Florida 33701-3628.

The Franklin Templeton Group

Literature Request -- Call today for a free descriptive brochure and prospectus on any of the funds listed below. The prospectus contains more complete information, including fees, charges and expenses, and should be read carefully before investing or sending money.

TEMPLETON FUNDS                              Maryland                          FRANKLIN FUNDS SEEKING
American Trust                               Massachusetts***                  HIGH CURRENT INCOME
Americas Government Securities Fund          Michigan***                       AGE High Income Fund
Developing Markets Trust                     Minnesota***                      German Government Bond Fund
Foreign Fund                                 Missouri                          Global Government Income Fund
Global Infrastructure Fund                   New Jersey                        Investment Grade Income  Fund
Global Opportunities Trust                   New York*                         U.S. Government Securities Fund
Greater European Fund                        North Carolina
Growth Fund                                  Ohio***                           FRANKLIN FUNDS SEEKING HIGH CURRENT
Growth and Income Fund                       Oregon                            INCOME AND STABILITY OF PRINCIPAL
Income Fund                                  Pennsylvania                      Adjustable Rate Securities Fund
Japan Fund                                   Tennessee**                       Adjustable U.S. Government Securities Fund
Latin America Fund                           Texas                             Short-Intermediate U.S. Government Securities Fund
Money Fund                                   Virginia
Real Estate Securities Fund                  Washington**                      FRANKLIN FUNDS FOR NON-U.S. INVESTORS
Smaller Companies Growth Fund                                                  Tax-Advantaged High Yield Securities Fund
World Fund                                   FRANKLIN FUNDS                    Tax-Advantaged International Bond Fund
                                             SEEKING CAPITAL GROWTH            Tax-Advantaged U.S. Government Securities Fund
FRANKLIN FUNDS                               California Growth Fund
SEEKING TAX-FREE INCOME                      DynaTech Fund                     FRANKLIN TEMPLETON INTERNATIONAL
Federal Intermediate Term                    Equity Fund                       CURRENCY FUNDS
Tax-Free Income Fund                         Global Health Care Fund           Global Currency Fund
Federal Tax-Free Income Fund                 Gold Fund                         Hard Currency Fund
High Yield Tax-Free Income                   Growth Fund                       High Income Currency Fund
Fund                                         International Equity Fund
Insured Tax-Free Income Fund***              Pacific Growth Fund               FRANKLIN MONEY MARKET FUNDS
Puerto Rico Tax-Free Income Fund             Real Estate Securities Fund       California Tax-Exempt Money Fund
FRANKLIN STATE-SPECIFIC FUNDS                Small Cap Growth Fund             Federal Money Fund
SEEKING TAX-FREE INCOME                                                        IFT U.S. Treasury Money Market Portfolio
Alabama                                      FRANKLIN FUNDS SEEKING            Money Fund
Arizona*                                     GROWTH AND INCOME                 New York Tax-Exempt Money Fund
Arkansas**                                   Balance Sheet Investment Fund     Tax-Exempt Money Fund
California*                                  Convertible Securities Fund
Colorado                                     Equity Income Fund                FRANKLIN FUND FOR CORPORATIONS
Connecticut                                  Global Utilities Fund             Corporate Qualified Dividend Fund
Florida*                                     Income Fund
Georgia                                      Premier Return Fund               FRANKLIN TEMPLETON VARIABLE ANNUITIES
Hawaii**                                     Rising Dividends Fund             Franklin Valuemark
Indiana                                      Strategic Income Fund             Franklin Templeton Valuemark Income
Kentucky                                     Utilities Fund                    Plus (an immediate annuity)
Louisiana


Toll-free 1-800-DIAL BEN (1-800-342-5236)

* Two or more fund options available: long-term portfolio, intermediate-term portfolio, a portfolio of municipal securities, and a high yield portfolio
    (CA).

** The fund may invest up to 100% of its assets in bonds that pay interest subject to the federal alternative minimum tax.


*** Portfolio of insured municipal securities.

                                     NOTES
                                     ----

--------------------------------------------------------------------------------

 TEMPLETON INCOME FUND

 PRINCIPAL UNDERWRITER:

 Franklin Templeton
 Distributors, Inc.
 700 Central Avenue
 St. Petersburg,
 Florida 33701-3628

 Shareholder Services

 1-800-632-2301

 Fund Information

 1-800/DIAL BEN

 Institutional Services
 1-800-321-8563

 Dealer Services

 1-800-524-4040

 Retirement Plan Services

 1-800-527-2020

 This Prospectus is not an offering of the securities herein described in any state in which the offering is not authorized. No sales representative, dealer, or other person is authorized to give any information or make any representations other than those contained in this Prospectus. Further information may be obtained from the Principal Underwriter.

--------------------------------------------------------------------------------
[RECYCLED PAPER
 LOGO APPEARS HERE]

TL406 P 1/96



TEMPLETON

INCOME
FUND

Prospectus

January 1, 1996






[FRANKLIN TEMPLETON LOGO APPEARS HERE]

[LOGO OF FRANKLIN TEMPLETON APPEARS HERE]

                                                     Mail to: FRANKLIN TEMPLETON
              P.O. Box 33031  St. Petersburg, Florida 33733-8031  (800) 393-3001

Please do not use this form for any Retirement Plan for which Franklin Templeton Trust Company serves as custodian or trustee, or for Templeton Money Fund, Templeton Institutional Funds or Templeton Capital Accumulator Fund. Request separate Applications and/or Prospectuses.

--------------------------------------------------------------------------------
  SHAREHOLDER APPLICATION OR REVISION
  [_] Please check the box if this is a revision and see Section 8
--------------------------------------------------------------------------------

Please check Class I or Class II, if applicable, next to your Fund selection. Class I and Class II shares have different sales charges and operating expenses, among other differences, as described in each Fund's prospectus.

                                                        Date  __________________

 CLASS                                                  CLASS
 I   II        TEMPLETON                                I   II        TEMPLETON
[_] [_]$______ AMERICAN TRUST                          [_] [_]$______ GLOBAL OPPORTUNITIES TRUST
[_]     ______ AMERICAS GOVERNMENT SECURITIES FUND     [_] [_] ______ GREATER EUROPEAN FUND
[_] [_] ______ DEVELOPING MARKETS TRUST                [_] [_] ______ GROWTH FUND
[_] [_] ______ FOREIGN FUND                            [_] [_] ______ GROWTH AND INCOME FUND
[_] [_] ______ GLOBAL INFRASTRUCTURE FUND              [_] [_] ______ INCOME FUND


 CLASS                                                  CLASS
 I   II        TEMPLETON                                I   II
[_]    $______ JAPAN FUND                              [_] [_] OTHER:             $___________
[_] [_] ______ LATIN AMERICA FUND                              (Except for Class II Money Fund)
[_] [_] ______ REAL ESTATE SECURITIES FUND                     _______________________________
[_] [_] ______ SMALLER COMPANIES GROWTH FUND                   _______________________________
[_] [_] ______ WORLD FUND                                      _______________________________

--------------------------------------------------------------------------------
  1 ACCOUNT REGISTRATION  (PLEASE PRINT)
--------------------------------------------------------------------------------

[_] INDIVIDUAL OR JOINT ACCOUNT
                                                          _           _
__________________________________________________  ____________________________
First Name      Middle Initial        Last Name     Social Security Number (SSN)
                                                          _           _
__________________________________________________  ____________________________
Joint Owner(s) (Joint ownership means "Joint        Social Security Number (SSN)
Tenants With Rights of Survivorship" unless otherwise specified) All owners must sign Section 4.

--------------------------------------------------------------------------------
[_] GIFT/TRANSFER TO A MINOR

_______________________________ As Custodian For________________________________
Name of Custodian (one only)                    Minor's Name (one only)
                                                          _           _
_____________Uniform Gifts/Transfers to Minors Act______________________________
State of Residence                                Minor's Social Security Number

Please Note: Custodian's Signature, not Minor's, is required in Section 4.

--------------------------------------------------------------------------------
[_] TRUST, CORPORATION, PARTNERSHIP, RETIREMENT PLAN, OR OTHER ENTITY
                                                          _
__________________________________________  ___________________________________
Name                                        Taxpayer Identification Number (TIN)

__________________________________________  ____________________________________
Name of Beneficiary (if to be included in    Date of Trust Document (must be
the Registration)                            completed for registration)

________________________________________________________________________________
Name of Each Trustee (if to be included in the Registration)

--------------------------------------------------------------------------------
  2 ADDRESS
--------------------------------------------------------------------------------

___________________________________________  Daytime Phone (___)________________
Street Address                                              Area Code
                                 _
___________________________________________  Evening Phone (___)________________
City              State    Zip Code                         Area Code

I am a Citizen of: [_] U.S. or [_]______________________________
                                  Country of Residence

--------------------------------------------------------------------------------
  3 INITIAL INVESTMENT ($100 minimum initial investment)
--------------------------------------------------------------------------------

Check(s) enclosed for $___________________ . (Payable to the Fund(s)
                                             indicated above.)

--------------------------------------------------------------------------------
  4 SIGNATURE AND TAX CERTIFICATIONS
    (All registered owners must sign application)
--------------------------------------------------------------------------------
See "Important Notice Regarding Taxpayer IRS Certifications" in back of prospectus. The Fund reserves the right to refuse to open an account without either a certified Taxpayer Identification Number ("TIN") or a certification of foreign status. Failure to provide tax certifications in this section may result in backup withholding on payments relating to your account and/or in your inability to qualify for treaty withholding rates.

I am(We are) not subject to backup withholding because I(we) have not been notified by the IRS that I am(we are) subject to backup withholding as a result of a failure to report all interest or dividends or because the IRS has notified me(us) that I am(we are) no longer subject to backup withholding. (If you are currently subject to backup withholding as a result of a failure to report all interest or dividends, please cross out the preceding statement.)

[_] The number shown above is my(our) correct TIN, or that of the Minor named in
    Section 1.

[_] AWAITING TIN. I am(We are) waiting for a number to be issued to me(us).
    I(We) understand that if I(we) do not provide a TIN to the Fund within 60 days, the Fund is required to commence 31% backup withholding until I(we) provide a certified TIN.

[_] EXEMPT RECIPIENT. Individuals cannot be exempt. Check this box only after reading the instructions to see whether you qualify as an exempt recipient. (You should still provide a TIN.)

[_] EXEMPT FOREIGN PERSON. Check this box only if the following statement applies: "I am(we are) neither a citizen nor a resident of the United States. I(we) certify to the best of my(our) knowledge and belief, I(we) qualify as an exempt foreign person and/or entity as described in the instructions."

    Permanent address for tax purposes:

________________________________________________________________________________
Street Address            City        State        Country       Postal Code

PLEASE NOTE: The IRS only allows one TIN to be listed on an account. On joint accounts, it is preferred that the primary account owner (or person listed first on the account) list his/her number as requested above.

CERTIFICATION - Under the penalties of perjury, I(we) certify that (1) the information provided on this application is true, correct and complete, (2) I(we) have read the prospectus(es) for the Fund(s) in which I am(we are) investing and agree to the terms thereof, and (3) I am(we are) of legal age or an emancipated minor. I (we) acknowledge that Shares of the Fund(s) are not insured or guaranteed by any agency or institution and that an investment in the Shares involves risks, including the possible loss of principal.

X                                        X
---------------------------------------- ---------------------------------------
Signature                                Signature

X                                        X
---------------------------------------- ---------------------------------------

--------------------------------------------------------------------------------
  5 BROKER/DEALER USE ONLY (PLEASE PRINT)
--------------------------------------------------------------------------------

                                                        -----------------------
We hereby submit this application for the purchase of   Templeton Dealer Number
shares of the Fund indicated above in accordance with
the terms of our selling agreement with Franklin        -----------------------
Templeton Distributors, Inc. ("FTD"), and with the
Prospectus for the Fund. We agree to notify FTD of any purchases of Class I shares which may be eligible for reduced or eliminated sales charges.

  -----------------------------------------------------------------------------
    WIRE ORDER ONLY: The attached check for $_______ should be applied against
     Wire Order
         Confirmation Number ___________ Dated___________ For__________ Shares
  -----------------------------------------------------------------------------

Securities Dealer Name__________________________________________________________

Main Office Address________________ Main Office Telephone Number (___)__________

Branch Number________ Representative Number ________ Representative Name________

Branch Address_________________________ Branch Telephone Number (___)___________

Authorized Signature, Securities Dealer______________________ Title_____________

--------------------------------------------------------------------------------
ACCEPTED: Franklin Templeton Distributors, Inc. By___________ Date______________
--------------------------------------------------------------------------------

          Please see reverse side for Shareholder Account Privileges:

[_] Distribution Options              [_] Special Instructions for Distributions
[_] Systematic Withdrawal Plan        [_] Automatic Investment Plan

[_] Telephone Exchange Service        [_] Letter of Intent
[_] Cumulative Quantity Discount

     This application must be preceded or accompanied by a prospectus for the Fund(s) being purchased.

--------------------------------------------------------------------------------
  6  DISTRIBUTION OPTIONS (Check one)
--------------------------------------------------------------------------------

Check one - if no box is checked, all dividends and capital gains will be reinvested in additional shares of the Fund.

  [_] Reinvest all dividends                    [_] Pay all dividends in cash
      and capital gains.                            and reinvest capital gains.

  [_] Pay capital gains in cash                 [_] Pay all dividends and
      and reinvest dividends.                       capital gains in cash.

--------------------------------------------------------------------------------
  7  OPTIONAL SHAREHOLDER PRIVILEGES
--------------------------------------------------------------------------------

A. SPECIAL PAYMENT INSTRUCTIONS FOR DISTRIBUTIONS (Check one box)

  [_] Invest Distributions, as noted in Section 6, or [_] withdrawals, as noted in section 7(B), in another Franklin or Templeton Fund.
      Restrictions may apply to purchases of shares of a different class. See the prospectus for details.

      Fund Name______________________ Existing Account Number___________________
  [_] Send my Distributions to the person, named below, instead of as registered and addressed in Sections 1 and 2.
      Name___________________________ Street Address____________________________

      City___________________________ State____________________Zip Code_________

--------------------------------------------------------------------------------
B. SYSTEMATIC WITHDRAWAL PLAN

   Please withdraw from my Franklin Templeton account $_____($50 minimum) [_]Monthly [_]Quarterly [_]Semi-Annually or [_]Annually as set forth in the Prospectus, starting in ______________(Month). The net asset value of the shares held must be at least $5,000 at the time the plan is established. Additional restrictions may apply to Class II or other shares subject to contingent deferred sales charge, as described in the prospectus. Send the withdrawals to: [_]Address of Record OR [_]the Franklin Templeton Fund or person specified in Section 7(A) - Special Payment Instructions for Distributions.

--------------------------------------------------------------------------------
C. TELEPHONE TRANSACTIONS

   TELEPHONE EXCHANGE PRIVILEGE: If the Fund does not receive specific
   -----------------------------
   instructions from the shareholder, either in writing or by telephone, the Telephone Exchange Privilege (see the prospectus) is automatically extended to each account. The shareholder should understand, however, that the Fund and Franklin Templeton Investor Services, Inc. ("FTI") or Franklin Templeton Trust Company and their agents will not be liable for any loss, injury, damage or expense as a result of acting upon instructions communicated by telephone reasonably believed to be genuine. The shareholder agrees to hold the Fund and its agents harmless from any loss, claims, or liability arising from its or their compliance with such instructions. The shareholder understands that this option is subject to the terms and conditions set forth in the prospectus of the fund to be acquired.

[_]No, I do NOT wish to participate in the Telephone Exchange Privilege or authorize the Fund or its agents, including FTI or Templeton Funds Trust Company, to act upon instructions received by telephone to exchange shares for shares of any other account(s) within the Franklin Templeton Group of Funds.

   Telephone Redemption Privilege: This is available to shareholders who
   -------------------------------
   specifically request it and who complete the Franklin Templeton Telephone Redemption Authorization Agreement in the back of the Fund's prospectus.

--------------------------------------------------------------------------------
D. AUTOMATIC INVESTMENT PLAN

   IMPORTANT: ATTACH AN UNSIGNED, VOIDED CHECK (FOR CHECKING ACCOUNTS) OR A SAVINGS ACCOUNT DEPOSIT SLIP HERE, AND COMPLETE THE INFORMATION BELOW. I(We) would like to establish an Automatic Investment Plan (the "Plan") as described in the Prospectus. I(We) agree to reimburse FTI and/or FTD for any expenses or losses that they may incur in connection with my(our) plan, including any caused by my(our) bank's failure to act in accordance with my(our) request. If my(our) bank makes any erroneous payment or fails to make a payment after shares are purchased on my(our) behalf, any such purchase may be cancelled and I(we) hereby authorize redemptions and/or deductions from my(our) account for that purpose.

   Debit my (circle one) savings, checking, other ________ account monthly for $__________($25 minimum) on or about the [_]1st [_]5th [_]15th or [_]20th day starting_______(month), to be invested in (name of Fund)___________________Account Number (if known)_______

   INSTRUCTIONS TO BANK - AUTOMATIC INVESTMENT PLAN AUTHORIZATION

   To:__________________________________  ______________________________________
           Name of Your Bank                             ABA Number

   ___________________________  _________________  ____________  ______________
        Street Address                City            State         Zip Code

I(We) authorize you to charge my(our) Checking/Savings Account and to make payment to FTD, upon instructions from FTD. I(We) agree that in making payment for such charges your rights shall be the same as if each were a charge made and signed personally by me(us). This authority shall remain in effect until you receive written notice from me(us) changing its terms or revoking it. Until you actually receive such notice, I(we) agree that you shall be fully protected in paying any charge under this authority. I(we) further agree that if any such charge is not made, whether with or without cause and whether intentionally or inadvertently, you shall be under no liability whatsoever.

X_________________________________________________  ___________________________
Signature(s) EXACTLY as shown on your bank records             Date

______________________________________  _______________________________________
              Print Name(s)                       Account Number

______________________________  _________________  ____________  ______________
   Your Street Address                City            State         Zip Code

--------------------------------------------------------------------------------
E. LETTER OF INTENT (LOI) -- Not Applicable to Purchases of Class II

[_]I(We) agree to the terms of the LOI and provisions for reservations of Class I shares and grant FTD the security interest set forth in the Prospectus. Although I am(we are) not obligated to do so, it is my(our) intention to invest over a 13 month period in Class I and/or Class II shares of one or more Franklin or Templeton Funds (including all money market funds in the Franklin Templeton Group) an aggregate amount at least equal to that which is checked below. I understand that reduced sales charges will apply only to purchases of Class I shares.

   [_]$50,000-99,999 (except for Income Fund  [_]$100,000-249,999 [_]$250,000-499,999 [_]$500,000-999,999 [_]$1,000,0000 or more and Americas Government Securities Fund)

   Purchases of Class I Shares under LOI of $1,000,000 or more are made at net asset value and may be subject to a contingent deferred sales charge as described in the prospectus.

   Purchases made within the last 90 days will be included as part of your LOI.

   Please write in your Account Number(s)____________ ____________ ____________

--------------------------------------------------------------------------------
F. CUMULATIVE QUANTITY DISCOUNT -- Not Applicable to Purchases of Class II

   Class I shares may be purchased at the offering price applicable to the total of (a) the dollar amount then being purchased plus (b) the amount equal to the cost or current value (whichever is higher) of the combined holdings of the purchaser, his or her spouse, and their children or grandchildren under age 21, of Class I and/or Class II shares of funds in the Franklin Templeton Group, as well as other holdings of Franklin Templeton Investments, as that term is defined in the prospectus. In order for this cumulative quantity discount to be made available, the shareholder or his or her securities dealer must notify FTI or FTD of the total holdings in the Franklin Templeton Group each time an order is placed. I understand that reduced sales charges will apply only to purchases of Class I shares.

[_]I(We) own shares of more than one Fund in the Franklin Templeton Group and qualify for the Cumulative Quantity Discount described above and in the Prospectus.

   My(Our) other Account Number(s) are ___________  ___________  _______________

--------------------------------------------------------------------------------
  8 ACCOUNT REVISION (If Applicable)
--------------------------------------------------------------------------------

  If you are using this application to revise your Account Registration, or wish to have Distributions sent to an address other than the address on your existing Account's Registration, a Signature Guarantee is required. Signatures of all registered owners must be guaranteed by an "eligible guarantor" as defined in the "How to Sell Shares of the Fund" section in the Fund's Prospectus. A Notary Public is not an acceptable guarantor.

X________________________________________  ____________________________________
Signature(s) of Registered Account Owners  Account Number(s)

X________________________________________  ____________________________________

X________________________________________

X________________________________________  ____________________________________
                                           Signature Guarantee Stamp

  NOTE: For any change in registration, please send us any outstanding Certificates by Registered Mail.

--------------------------------------------------------------------------------
                                                                 TLGOF APP 12/95